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                        BELLSOUTH MANAGEMENT SAVINGS AND
                          EMPLOYEE STOCK OWNERSHIP PLAN

             AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1994


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                        BELLSOUTH MANAGEMENT SAVINGS AND
                          EMPLOYEE STOCK OWNERSHIP PLAN

This Plan is an amendment and restatement of the BellSouth Management Savings Plan as adopted effective April 1, 1985 and subsequently amended from time to time. Except as otherwise provided herein or by applicable law, the effective date of this amendment and restatement is January 1, 1994.

This Plan consists of two parts--(1) a profit sharing plan which includes qualified cash or deferred arrangement and which is intended to qualify as such under Code sections 401(a) and 401(k) and related sections of the Code and (2) an employee stock ownership plan which is designed as a stock bonus plan to invest primarily in BellSouth Shares and which is intended to qualify as such under Code sections 401(a) and 4975(e)(7) and related sections of the Code.

Further, this Plan is intended to comply with the applicable provisions of the Code and ERISA and accordingly will be interpreted in accordance with those provisions, including any official reports, announcements or temporary or final regulations issued thereunder, and will be amended retroactively, if necessary, to satisfy such provisions as of their effective dates.


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                                TABLE OF CONTENTS

Section 1.   Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Section 2.   Definitions; Construction  . . . . . . . . . . . . . . . . . .   2
Section 3.   Participation  . . . . . . . . . . . . . . . . . . . . . . . .  12
Section 4.   Contributions from Eligible Compensation . . . . . . . . . . .  14
Section 5.   Employing Company Contributions  . . . . . . . . . . . . . . .  16
Section 6.   Limitation Rules . . . . . . . . . . . . . . . . . . . . . . .  19
Section 7.   Investment Directions  . . . . . . . . . . . . . . . . . . . .  24
Section 8.   Maintenance and Valuation of Accounts; ESOP Loan Allocations .  26
Section 9.   Distribution; Withdrawal . . . . . . . . . . . . . . . . . . .  29
Section 10.  Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Section 11.  Restorals of Forfeited Amounts . . . . . . . . . . . . . . . .  39
Section 12.  Administration By Trustee  . . . . . . . . . . . . . . . . . .  40
Section 13.  Election to Voluntarily Suspend Contributions  . . . . . . . .  41
Section 14.  Leave of Absence; Layoff; Absence on Account of
             Sickness or Disability . . . . . . . . . . . . . . . . . . . .  42
Section 15.  Effect of Suspension of Contributions  . . . . . . . . . . . .  43
Section 16.  Change to Non-Management Employee; Transfer to
             Another Employing Company; Transfer to an
             Affiliate or Subsidiary Not an Employing Company;
             Other Interchange Employees  . . . . . . . . . . . . . . . . .  44
Section 17.  Designation of Beneficiaries; Spousal Consent;
             Definition of Spouse; Distributions upon Death . . . . . . . .  46
Section 18.  Benefits Not Assignable; Qualified Domestic Relations Orders .  48
Section 19.  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
Section 20.  Modification or Merger of Plan . . . . . . . . . . . . . . . .  50
Section 21.  Termination of Contributions under Plan; Liquidation of the
             Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
Section 22.  Notices to Participating Employees; Administrative Notices . .  53
Section 23.  Adoption of the Plan by an Employing Company . . . . . . . . .  54
Section 24.  Administration and Interpretation of Plan  . . . . . . . . . .  55
Section 25.  Top-Heavy Provisions . . . . . . . . . . . . . . . . . . . . .  57
Section 26.  Special Rules Applicable In Event of Certain Natural
             Disasters  . . . . . . . . . . . . . . . . . . . . . . . . . .  59


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SECTION 1.   PURPOSE.

The purpose of this BellSouth Management Savings and Employee Stock Ownership Plan is to provide a convenient way for Management Employees of Employing Companies, first, to save for their retirement on a regular and long-term basis and, second, to acquire an ownership interest in BellSouth. This Plan is not a contract of employment. Thus, participation in this Plan shall not give any person either the right to be retained as an Employee or, upon his termination of employment, the right to any interest in the Trust Fund other than his interest as expressly set forth in this Plan.


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SECTION 2.     DEFINITIONS; CONSTRUCTION.

1. DEFINITIONS. For purposes of this Plan, the following terms shall have the following meanings:

     "ACCOUNT" shall mean the separate account maintained for each Participating Employee which represents his total proportionate interest in the Trust Fund as of the end of any month. Each Participating Employee's Account shall consist of an After-Tax Basic Account, an After-Tax Supplemental Account, a Before-Tax Basic Account, a Before-Tax Supplemental Account, an Employing Company Account, an ESOP Account and a Rollover Account, all as described in this Plan, as applicable, and such other subaccounts as the Committee shall deem necessary or appropriate for the proper administration of this Plan.

     "ACP" shall mean for each Plan Year the average contribution percentage as calculated under Code section 401(m)(3) and, generally, means as to (1) the group of Eligible Employees who are Highly Compensated Employees for such Plan Year and (2) the group of all other Eligible Employees for such Plan Year, the average (expressed as a percentage) of the Contribution Percentages of the Eligible Employees in each such group.

     "ACP LIMIT" shall mean for each Plan Year the same as the ADP Limit except such limit shall be applied subject to the regulations under Code sections 401(k) and 401(m) regarding the multiple use of the alternative limitations and the term ACP shall be substituted for ADP in such definition.

     "ACTUAL DEFERRAL PERCENTAGE" shall mean for each Plan Year the ratio (expressed as a percentage) of Before-Tax Contributions made on behalf of an Eligible Employee for such Plan Year to the Eligible Employee's Compensation for such Plan Year. For purposes of determining the Actual Deferral Percentage of an Eligible Employee who is a Highly Compensated Employee described in Code section 414(q)(6)(A), the Before-Tax Contributions and Compensation of the Eligible Employee shall include the Before-Tax Contributions and Compensation of his family members (as defined in Code section 414(q)(6)(B)), and such family members shall not be taken into account in determining the ADP for Eligible Employees who are not Highly Compensated Employees except to the extent required by the regulations under Code section 401(k).

     "ADP" shall mean for each Plan Year the average actual deferral percentage as calculated under Code section 401(k)(3) and, generally, means as to (a) the group of Eligible Employees who are Highly Compensated Employees and (b) the group of all other Eligible Employees for such Plan Year, the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Employees in each such group.

     "ADP LIMIT" shall mean for each Plan Year that

          (1)  the ADP for Eligible Employees who are Highly  Compensated
     Employees

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     for such Plan Year does not exceed 125% of the ADP for all other
     Eligible Employees for such Plan Year, or

          (2) the excess of the ADP for Eligible Employees who are Highly Compensated Employees for such Plan Year over the ADP for all other Eligible Employees for such Plan Year is not more than two percentage points, and the ADP for Eligible Employees who are Highly Compensated Employees for such Plan Year is not more than twice the ADP for all other Eligible Employees for such Plan Year.

     "AFFILIATE" shall mean at any time (1) BellSouth, (2) any corporation which at such time is a member of a controlled group of corporations as defined in Code section 414(b) which includes BellSouth, (3) any trade or business, whether incorporated or unincorporated, which at such time is considered to be under common control as defined in Code section 414(c) with BellSouth, (4) any person or organization which at such time is a member of an affiliated service group as defined in Code section 414(m) with BellSouth and (5) any other entity required to be aggregated with BellSouth pursuant to regulations under Code section 414(o).

     "AFTER-TAX BASIC ACCOUNT" shall mean the subaccount established to account for the After-Tax Basic Contributions made by a Participating Employee and the investment earnings and losses on such contributions.

     "AFTER-TAX BASIC CONTRIBUTIONS" shall mean the contributions made by a Participating Employee under Section 4.2.a of this Plan.

     "AFTER-TAX CONTRIBUTIONS" shall mean the After-Tax Basic Contributions and the After-Tax Supplemental Contributions made by a Participating Employee.

     "AFTER-TAX SUPPLEMENTAL ACCOUNT" shall mean the subaccount established to account for the After-Tax Supplemental Contributions made by a Participating Employee and the investment earnings and losses on such contributions.

     "AFTER-TAX SUPPLEMENTAL CONTRIBUTIONS" shall mean the contributions made by a Participating Employee under Section 4.2.b of this Plan.

     "BEFORE-TAX BASIC ACCOUNT" shall mean the subaccount established to account for the Before-Tax Basic Contributions made on behalf of a Participating Employee and the investment earnings and losses on such contributions.

     "BEFORE-TAX BASIC CONTRIBUTIONS" shall mean the Contributions made by an Employing Company on behalf of a Participating Employee under Section 4.1.a of this Plan.

     "BEFORE-TAX CONTRIBUTIONS" shall mean the Before-Tax Basic Contributions and the Before-Tax Supplemental Contributions made on a Participating Employee's behalf.

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     "BEFORE-TAX SUPPLEMENTAL ACCOUNT" shall mean the subaccount established to account for the Before-Tax Supplemental Contributions made on behalf of a Participating Employee and the investment earnings and losses on such contributions.

     "BEFORE-TAX SUPPLEMENTAL CONTRIBUTIONS" shall mean the contributions made by an Employing Company on behalf of a Participating Employee under Section 4.1.b of this Plan.

     "BELLSOUTH" shall mean BellSouth Corporation, a Georgia corporation, and any successor to BellSouth Corporation.

     "BELLSOUTH SHARES" shall mean shares of the common stock of BellSouth.

     "BELLSOUTH SHARES FUND" shall mean the investment fund described in the Trust Agreement consisting of BellSouth Shares other than the ESOP Fund.

     "BREAK IN SERVICE" shall mean (1) for eligibility purposes, any 12-consecutive month period beginning on an Employee's employment commencement date or an anniversary of such employment commencement date during which the Employee does not complete more than 500 Hours of Service and (2) for purposes of Section 11, (a) each Plan Year beginning after December 31, l988 during which an Employee does not complete more than 500 Hours of Service and (b) each Plan Year beginning before January 1, 1989 during which (i) class year vesting was in effect under this Plan and (ii) an Employee was not performing services for an Affiliate or Subsidiary on the last day of such Plan Year. Solely for purposes of determining whether an Employee has incurred a Break in Service after December 31, 1988, each Employee will be credited with 45 Hours of Service for each week during an absence from work for any period by reason of

          (A)  the Employee's pregnancy,

          (B)  the birth of the Employee's child,

          (C) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

          (D) caring for such child for a period beginning immediately following such birth or placement;

provided, no hours will be credited for such absence unless such Employee timely furnishes to the Committee such evidence of the nature and duration of such absence as may be required by the Committee. The hours to be credited for a such child related absence shall be credited (to the extent of such absence in such Plan Year or 12-consecutive month eligibility period) exclusively to the Plan Year, with respect to Section 11, or to the 12-consecutive month eligibility period, with respect to eligibility, in which the absence from work begins, but only to the extent such

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credit is needed to prevent such Employee from incurring a Break in Service in such period under the rules set forth as part of this definition, or, if no such credit is needed to prevent a Break Service in that period, the hours to be credited for such a child related absence shall be credited (to the extent of such absence in such immediately following Plan Year or 12-consecutive month eligibility period) exclusively to such immediately following Plan Year or 12-consecutive month eligibility period, as the case may be.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" shall mean the Savings Plan Committee described in Section 24.2 of this Plan.

     "COMPENSATION" shall mean, with respect to a Participating Employee, the lesser of the amounts described in clauses (1) and (2), as follows: (1) the total of (a) all of the Participating Employee's wages, as defined in Code section 3401(a), that are reportable by BellSouth and the other Affiliates for federal income tax purposes on IRS Form W-2, plus (b) all before-tax, salary deferral or reduction contributions made to the Plan and other Code section 401(k) and section 125 plans of the Affiliates on behalf of the Participating Employee for such Plan Year (including any contributions made under Code section 402(e)(3), 402(h) or 403(b)); provided, on a plan year-by-plan year basis, the Committee may elect to use any other definition of "Compensation" that satisfies the nondiscrimination requirements of Code section 414(s); and (2) for Plan Years (or other applicable periods) beginning after December 31, 1993, $150,000 ($200,000 for Plan Years beginning after December 31, 1988 and prior to January 1, 1994), as adjusted by the Secretary of the Treasury under Code section 401(a)(17) for cost-of-living increases. In determining the Compensation of a Participating Employee for purposes of the $150,000 (or $200,000, as applicable) limitation, the rules of Code section 414(q)(6) shall apply; provided, for purposes of applying said rules, the term "family" shall include only the spouse of the Participating Employee and lineal descendants of the Participating Employee who have not attained age 19 before the close of the year.

     "CONTRIBUTION PERCENTAGE" shall mean for each Plan Year the ratio (expressed as a percentage) of After-Tax Contributions and Employing Company Contributions (and, if elected by the Committee under Code section 401(m)(3), Before-Tax Contributions) made by or on behalf of an Eligible Employee for such
Plan Year to the Eligible Employee's Compensation for such Plan Year.   For
purposes of determining the Contribution Percentage of an Eligible Employee who is a Highly Compensated Employee described in Code section 414(q)(6)(A), the contributions and Compensation of the Eligible Employee shall include the contributions and Compensation of his family members (as defined in Code section 414(q)(6)(B)), and such family members shall not be taken into account in determining the ACP for Eligible Employees who are not Highly Compensated Employees except to the extent required by the regulations under Code section 401(m).

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     "ELIGIBLE COMPENSATION" shall mean for each Eligible Employee of an
Employing Company the sum of such Employee's base salary, lump sum merit awards and incentive compensation (other than awards under any long or short term incentive plan for senior management) received from the Employing Company as determined from the Employing Company's payroll records prior to any deferrals under Section 4.1 of this Plan, excluding shift differentials and other premium pay; provided, however, the Eligible Compensation which is taken into account under this Plan for any Plan Year beginning after December 31, 1993 shall not exceed $150,000 ($200,000 for Plan Years beginning after December 31, 1988 and prior to January 1, 1994), as adjusted in accordance with the family attribution rules under Code section 401(a)(17) and for cost of living increases in accordance with Code section 401(a)(17).

     "ELIGIBLE EMPLOYEE" shall mean a Management Employee (1) who is a regular Employee in the active service of an Employing Company (on a full-time or part-time basis) and (2) who has at least one Year of Eligibility Service with one, or more than one, Affiliate or Subsidiary, or an Interchange Company (if the applicable Interchange Agreement covers such Employee and provides that this Plan shall recognize such Employee's service with that Interchange Company). A Management Employee shall be deemed an Eligible Employee for the purpose of participation in this Plan if, (a) at any time prior to January 1, 1984, such Employee was eligible to participate in the Bell System Savings Plan for Salaried Employees or the Bell System Savings and Security Plan, or (b) at any time prior to the adoption of this Plan by the Employee's Employing Company, such Employee was eligible to participate in a Predecessor Plan or any other qualified defined contribution plan sponsored by the Employee's Employing Company and he is an Employee of such Employing Company immediately before its adoption of this Plan. Notwithstanding the foregoing, a Management Employee shall not be an Eligible Employee if he is (i) a "leased employee" within the meaning of Code section 414(n), (ii) otherwise paid by a leasing organization rather than by an Employing Company, (iii) treated as an independent contractor by his Employing Company, (iv) a nonresident alien employed outside the United States who receives no U.S. source income, (v) included in a unit of employees covered by a collective bargaining agreement between employee representatives and an Affiliate or Subsidiary unless a contract between the Employing Company and the agent representing such unit provides that such Management Employee is eligible to participate in this Plan, or (vi) a Non-Management Employee who has become a Management Employee for a period of 30 days or less.

     "EMPLOYEE" shall mean any person employed as an employee by an Affiliate or Subsidiary, including an individual who is a "leased employee" within the meaning of Code section 414(n).

     "EMPLOYING COMPANY" shall mean BellSouth and each Affiliate or Subsidiary which shall have determined by resolution of its Board of Directors or equivalent governing body to adopt this Plan pursuant to Section 23.

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     "EMPLOYING COMPANY ACCOUNT" shall mean the subaccount established to account for the Employing Company Contributions made on behalf of a Participating Employee and the investment earnings and losses on such contributions which are not allocable to his ESOP Account pursuant to Section 5.

     "EMPLOYING COMPANY CONTRIBUTIONS" shall mean contributions to this Plan made in cash or BellSouth Shares by each Employing Company on behalf of each Participating Employee under Section 5 of this Plan.

     "ENROLLMENT DATE" shall mean the first day of calendar month .

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ESOP" shall mean the part of this Plan which is intended to qualify as an employee stock ownership plan under Code sections 401(a) and 4975(e)(7) and related sections of the Code.

     "ESOP ACCOUNT" shall mean the subaccount established to account for each Participating Employee's interest in the ESOP Fund.

     "ESOP DIVIDENDS" shall mean the cash dividends on BellSouth Shares which are applied to repay an ESOP Loan.

     "ESOP FUND" shall mean the investment fund which consists of BellSouth Shares which have been released from the ESOP Loan Suspense Account for periods beginning after June 30, 1989 or which otherwise have been purchased with Employing Company Contributions for periods beginning after December 31, l989, or both, the investment earnings on such BellSouth Shares and any cash set aside to purchase BellSouth Shares and the investment earnings thereon, for periods beginning after December 31, 1989.

     "ESOP LOAN" shall mean a loan or other extension of credit to the Trustee which satisfies the requirements of Code section 4975(d)(3), ERISA section 408(b)(3) and the regulations related to such sections, the proceeds of which are used by the Trustee (1) to purchase BellSouth Shares for the ESOP, (2) to refinance another ESOP Loan or (3) to repay another ESOP Loan.

     "ESOP LOAN SUSPENSE ACCOUNT" shall mean a separate fund within the Trust Fund established by the Trustee which consists of the BellSouth Shares acquired with the proceeds of an ESOP Loan which have not been released to the ESOP Fund and the income other than ES0P Dividends) on such shares.

     "EXCESS AGGREGATE CONTRIBUTIONS" shall mean for each Plan Year the excess of (1) the

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aggregate amount of After-Tax Contributions and Employing Company
Contributions (and, if elected by the Committee under Code section 401(m)(3), Before-Tax Contributions) paid into this Plan for such Plan Year and allocated to the Accounts of Highly Compensated Employees over (2) the maximum amount that could be allocated to the Accounts of Highly Compensated Employees for such Plan Year without violating the ACP Limit, all as described in Code section 401(m)(2).

     "EXCESS CONTRIBUTIONS" shall mean for each Plan Year the excess of (1) the aggregate amount of Before-Tax Contributions paid into the Plan for such Plan Year and allocated to the Accounts of Highly Compensated Employees over (2) the maximum amount of Before-Tax Contributions that could be allocated to the Accounts of Highly Compensated Employees for such Plan Year without violating the ADP Limit, all as described in Code section 401(k)(3).

     "HIGHLY COMPENSATED EMPLOYEE" shall mean for each Plan Year each Eligible Employee who is a member of the group of highly compensated individuals as defined in Code section 414(q) and the regulations promulgated thereunder. The determination of who is a Highly Compensated Employee shall be made pursuant to the "snapshot" method described in Revenue Procedure 93-42.

     "HOUR OF SERVICE" shall mean each hour for which an Employee is entitled to credit in accordance with Section 2530.200b-2(a) of the U.S. Department of Labor Rules and Regulations for Minimum Standards for Employee Pension Benefit Plans for working and nonworking hours for which he is paid as determined in accordance with Section 2530.200b-2(b) and (c) of such rules and regulations. For example:

          (1) An Hour of Service shall be each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Affiliate or Subsidiary during the applicable computation period;

          (2) An Hour of Service shall be each hour for which an Employee is paid, or entitled to payment, by the Affiliate or Subsidiary on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence, (a) no more than 501 Hours of Service are required to be credited under this clause (2) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);
     (b) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or unemployment compensation or disability insurance laws; and (c) Hours of Service are not

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     required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

          (3) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Affiliate or Subsidiary. The same Hours of Service shall not be credited both under Paragraph (1) or Paragraph (2), as the case may be, and under this Paragraph (3).

     In lieu of actually recording each Hour of Service which is completed by an Employee whose hours are not required to be counted and reported under any Federal law, such as the Fair Labor Standards Act, each Employee will be credited with 45 Hours of Service for each week in which he completes at least one Hour of Service.

     "INTERCHANGE AGREEMENT" shall mean any agreement between an Employing Company and an Interchange Company which provides for the interchange of benefit obligations between the Employing Company and such Interchange Company.

     "INTERCHANGE COMPANY" shall mean a company, other than an Employing Company, which is a party to an Interchange Agreement and any affiliate or subsidiary of such company identified in that Interchange Agreement.

     "MANAGEMENT EMPLOYEE" shall mean an Employee (1) who is classified as a "salaried employee" under the personnel policies and practices of BellSouth or the Affiliate or Subsidiary which employs such individual, (2) whose pay is determined based on a monthly or annual rate, and (3) whose position is not subject to automatic wage progression.

     "NON-MANAGEMENT EMPLOYEE" shall mean an Employee (1) who is not classified as a "salaried employee" under the personnel policies and practices of BellSouth or the Affiliate or Subsidiary which employs such individual, (2) whose pay is not determined based on a monthly or annual rate or (3) whose position is subject to automatic wage progression.

     "NORMAL RETIREMENT AGE" for each Eligible Employee shall mean age 65.

     "PARTICIPATING EMPLOYEE" shall mean each individual (l)(i) who is an Eligible Employee (or former Eligible Employee) who has elected to participate in this Plan, (ii) who is an Employee (or former Employee) on whose behalf amounts held in a Predecessor Plan shall have been transferred to an Account in this Plan under Section 3.2, or (iii) solely for purposes of Sections 9.2, 9.3, 10 and 16, who is an employee of Bell Communications Research, Inc. and (2) whose Account has not been fully distributed.

     "PLAN" shall mean this BellSouth Management Savings and Employee Stock Ownership Plan as in effect from time to time and, where the context requires, the Plan or Predecessor Plan as previously in effect.

     "PLAN YEAR" shall mean the calendar year.

     "PREDECESSOR PLAN" shall mean (1) the BellSouth Savings Plan for Salaried Employees and (2) any Qualified Savings Plan sponsored by an Employing Company, the assets of which are transferred to this Plan in accordance with Committee rules as a result of the acquisition of the Employing Company by BellSouth, an Affiliate or a Subsidiary or as a result of the Employing Company's adoption of this Plan.

     "QUALIFIED SAVINGS PLAN" shall mean a defined contribution plan qualified under Code section 401(a) whose trust or other funding arrangement is exempt from tax under Code section 501, and which is acceptable to the Committee, in its discretion, for purposes of the transfer of assets from such plan to this Plan or the transfer of assets from this Plan to such plan.

     "ROLLOVER ACCOUNT" shall mean the subaccount established to account for the rollover contributions made by a Participating Employee under Section 3.4 of this Plan and the investment earnings and losses on such rollover contributions.

     "SUBSIDIARY" shall mean any corporation (other than an Affiliate) of which more than 50% of the voting stock is owned directly or indirectly by BellSouth.

     "TRUST AGREEMENT" shall mean the trust agreement between BellSouth and the Trustee referred to in Section 12 of this Plan, or any successor to such agreement.

     "TRUSTEE" shall mean the trustee or trustees serving from time to time under the Trust Agreement.

     "TRUST FUND" shall mean the assets of every kind and description held under the Trust Agreement.

     "TRUST-TO-TRUST TRANSFER" shall mean a transfer made in accordance with procedures approved by the Committee of assets or cash proceeds from the sale of assets, other than amounts deemed to be accumulated deductible employee contributions within the meaning of Code section 72(o)(5), (1) from the trust or other funding arrangement of a Qualified Savings Plan or the BellSouth Employee Stock Ownership Plan to the Trust Fund, which assets shall be held under this Plan in the name of the Participating Employee whose interest is being transferred, or (2) from the Trust Fund to the trust or other funding arrangement of a Qualified Savings Plan, which assets thereafter shall be held under the terms of such Qualified Savings Plan.

     "UNITS" shall mean the Units referred to in Section 8.2 of this Plan.

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     "YEAR OF ELIGIBILITY SERVICE" for purposes of determining whether an
Employee has satisfied the service requirement to become an Eligible Employee shall mean (1) a 12-consecutive month period beginning with an Employee's employment commencement date during which the Employee completes at least 1,000 Hours of Service or (2) any succeeding 12-consecutive month period, beginning on the anniversaries of the Employee's employment commencement date, during which the Employee completes at least 1,000 Hours of Service. For purposes of determining an Employee's employment commencement date under this definition,

     (a) if an Employee who has not completed one Year of Eligibility Service has one Break in Service on or before December 31, 1984 under the Predecessor Plan, then the first day on which such Employee completes an Hour of Service following such Break in Service shall be treated as his new employment commencement date from which the period or periods for determining a Year of Eligibility Service; and

     (b) if an Employee who has not completed one Year of Eligibility Service has five or more consecutive Breaks in Service, then the first day on which such Employee completes an Hour of Service following such Breaks in Service shall be treated as his new employment commencement date from which the period or periods for determining a Year of Eligibility Service.

2.   CONSTRUCTION.   Unless the context clearly requires otherwise, the
masculine pronoun whenever used shall include the feminine and neuter pronoun, and the singular shall include the plural and the plural shall include the singular. Section headings are included for convenience of reference and are not intended to add to or subtract from the terms of the Plan. All references to Sections and to Paragraphs shall be to Sections and Paragraphs of this Plan unless another reference is specified.

SECTION 3.  PARTICIPATION.

     1.   ELECTION TO PARTICIPATE.

     a. An Eligible Employee may elect in advance to become a Participating Employee in this Plan effective on any Enrollment Date by authorizing contributions under Section 4 and directing the investment of such contributions under Section 7 in accordance with Committee rules.

     b. An Eligible Employee who, immediately prior to becoming an Eligible Employee, actively participated in the BellSouth Enterprises Retirement Savings Plan, or the successor to such plan, automatically shall be a Participating Employee in this Plan. Each such Eligible Employee's authorized contributions and investment directions as in effect under such plan immediately prior to his becoming an Eligible Employee shall remain in effect for this Plan until changed.

     2. TRANSFERS FROM A PREDECESSOR PLAN. An individual with respect to whom amounts held in a Predecessor Plan shall have been transferred to an Account in this Plan shall become a Participating Employee in this Plan upon such transfer with respect to such transferred amounts; however, no such individual shall be eligible to elect contributions under Section 4 or to receive an allocation of contributions under Section 5 unless he is also an Eligible Employee and he satisfies the requirements for such elections and allocations. A Participating Employee's vested interest in such transferred amounts shall be determined in accordance with the terms of this Plan or such Predecessor Plan, whichever is more favorable.

     3.   TRUST-TO-TRUST TRANSFERS.

     a.   CHANGE FROM NON-MANAGEMENT TO MANAGEMENT STATUS.   An Eligible
Employee who was a participant in the BellSouth Savings and Security Plan and who becomes a Management Employee shall have the value of his account in such plan, if any, automatically transferred to this Plan in accordance with the terms of such plan and Committee rules through a Trust-to-Trust Transfer.

     b. TRANSFER FROM INTERCHANGE COMPANY, AFFILIATE OR SUBSIDIARY NOT AN EMPLOYING COMPANY. An Eligible Employee who commences employment with an Employing Company within a period of 30 days following his termination of employment with an Interchange Company or an Affiliate or Subsidiary which is not an Employing Company and who has elected to participate in this Plan in accordance with Section 3.1 may further elect a Trust-To-Trust Transfer to this Plan from a Qualified Savings Plan maintained by such Interchange Company, Affiliate or Subsidiary, and any such election shall be effective if made in accordance with Committee rules and any Interchange Agreement which may be applicable. A Participating Employee's vested interest in such transferred amounts shall be determined in accordance with the terms of this Plan unless otherwise specified in any applicable Interchange Agreement.

     c.   TRANSFER FROM PAYSOP.   A Participating Employee who is a participant
in the BellSouth Employee Stock Ownership Plan may, upon his termination of employment with an Employing Company, elect a Trust-to-Trust Transfer to this Plan from the BellSouth Employee Stock Ownership Plan of not less than the entire amount credited to his account under such plan, and any such election shall be effective if made in accordance with Committee rules.

     4.   ROLLOVER CONTRIBUTIONS.   A Participating Employee may contribute in
accordance with Committee rules the following amounts to the Plan:

          (1) part or all of a distribution, or the cash proceeds from the sale of distributed property, acceptable to the Trustee which qualifies as an "eligible rollover distribution" within the meaning of Code section 402(c)(4) or 403(a)(4), either from a trust described in Code section 401(a) and exempt from tax under Code section 501 or from a Code section 403(a) annuity plan, less any amounts considered to be after-tax employee contributions or accumulated deductible employee contributions; or

          (2) a distribution from an individual retirement account or annuity or the redemption of retirement bonds, the entire amount of which distribution or redemption is from a source described in subparagraph (1) of this Section 3.4.

     Such contribution must be paid to this Plan on or before the 60th day after receipt by the Participating Employee of the distribution. Amounts so contributed thereafter shall be held in the Trust Fund under this Plan as a completely separate Rollover Account in accordance with procedures approved by the Committee. Such Rollover Account shall at all times be fully vested and nonforfeitable. No contributions made under this Section 3.4 shall be taken into account to determine an Employing Company's obligation to make contributions under Section 5.

     5.   TRANSFERS FROM A QUALIFIED SAVINGS PLAN.   From time to time the Plan
may accept the transfer of assets (and the corresponding benefit liabilities) from any Qualified Savings Plan sponsored by any entity or division or subdivision thereof which becomes a part of an Employing Company in accordance with Committee rules. An individual with respect to whom amounts held in a Qualified Savings Plan shall have been transferred to an Account in this Plan shall become a Participating Employee in this Plan upon such transfer with respect to such transferred amounts; however, no such individual shall be eligible to elect contributions under Section 4 or to receive an allocation of contributions under Section 5 unless he is also an Eligible Employee and he satisfies the requirements for such elections and allocations. A Participating Employee's vested interest in such transferred amounts shall be determined in accordance with the most favorable terms of this Plan and such Qualified Savings Plan, the vested interest to be determined at each relevant point in time by reference to the terms of the plan which, at that point in time, would provide the greater vested percentage; provided, however, if the transfer is intended to satisfy the elective transfer rules of Code section 411(d)(6), then such Participating Employee shall be fully vested in the amounts transferred to this Plan.

SECTION 4.  CONTRIBUTIONS FROM ELIGIBLE COMPENSATION.

     1.   BEFORE-TAX CONTRIBUTIONS.

     a.   BEFORE-TAX BASIC CONTRIBUTIONS.   An Eligible Employee who becomes a
Participating Employee in accordance with Section 3.1 may elect Before-Tax Basic Contributions on his behalf in 1% increments for 2% to 6% of his Eligible Compensation.

     b.   BEFORE-TAX SUPPLEMENTAL CONTRIBUTIONS.   If a Participating Employee's
Before-Tax Basic Contributions for any period equals 6% of his Eligible Compensation, he may further elect, in accordance with Committee rules, that his Employing Company make Before-Tax Supplemental Contributions on his behalf for that same period in 1% increments from 1% to 6% of his Eligible Compensation. The sum of a Participating Employee's Before-Tax Basic Contributions and Before-Tax Supplemental Contributions elected for any period shall not exceed 12% of his Eligible Compensation.

     c.   DESCRIPTION.   An election of Before-Tax Contributions shall mean that
the Participating Employee has entered into a "qualified cash or deferred arrangement" as described in Code section 401(k)(2) so that such contributions made on a Participating Employee's behalf by an Employing Company are not currently includable in his gross income by reason of the application of Code section 402(e)(3).

     2.   AFTER-TAX CONTRIBUTIONS.

     a.   AFTER-TAX BASIC CONTRIBUTIONS.   A Participating Employee may elect,
in accordance with Committee rules, to make After-Tax Basic Contributions in 1% increments from 1% to 6% of his Eligible Compensation. However, the sum of a Participating Employee's Before-Tax Basic Contributions elected under Section 4.1.a and his After-Tax Basic Contributions elected under this Section 4.2.a for any period shall be at least 2% and shall not exceed 6% of his Eligible Compensation for such period.

     b.   AFTER-TAX SUPPLEMENTAL CONTRIBUTIONS.  If the sum of a
Participating Employee's Before-Tax Basic Contributions and After-Tax Basic Contributions elected for any period equals 6% of his Eligible Compensation, he may further elect, in accordance with Committee rules, to make After-Tax Supplemental Contributions for the same period in 1% increments from 1% to 9% of
his Eligible Compensation.   However, a Participating Employee's total combined
Before-Tax Contributions elected under Section 4.1 and After-Tax Contributions elected under this Section 4.2 for any period may not exceed 15% of his Eligible Compensation for such period. Moreover, a Participating Employee's actual combined Before-Tax Contributions and After-Tax Contributions for any period may not exceed 15% of his Eligible Compensation.

     c.   DESCRIPTION.   After-Tax Contributions shall mean contributions which
are includable when made in the Participating Employee's compensation which is required to be reported by his Employing Company to the Internal Revenue Service for inclusion as taxable wages on the Participating Employee's Form W-2.

     3. EFFECTIVE DATE. Contributions will begin with respect to Eligible Compensation paid for the first full payroll period which begins after the Enrollment Date on which the Eligible Employee begins his participation in this Plan under Section 3 and elects that contributions be made on his behalf under this Section 4. Any change in contribution percentages elected by a Participating Employee under Section 4.4 shall be effective for Eligible Compensation otherwise payable on paydays which come after the date such election is made.

     4.   CHANGES.   A Participating Employee may elect, in accordance with
Committee rules, not more than once in each calendar month, to change his contribution percentages for his Before-Tax Basic Contributions, Before-Tax Supplemental Contributions, After-Tax Basic Contributions and After-Tax Supplemental Contributions.

     5.   CREDITING TO ACCOUNTS.   Contributions from a Participating Employee's
Eligible Compensation made for each payday during a calendar month shall be credited to his Account as of the last day of such month. Contributions shall be remitted by each Employing Company to the Trustee as soon as practicable after the end of the calendar month which includes the payday for which such contributions were made.

     6.   VESTING.   Subject to the limitations in Section 6, net investment
gains or losses and any other proper charges and credits to the Trust Fund, a Participating Employee's Before-Tax Contributions and After-Tax Contributions shall be nonforfeitable.

     7.   PAYROLL DEDUCTIONS.   A Participating Employee shall make
contributions to this Plan under this Section 4 only through payroll deductions and such contributions shall come only from his Eligible Compensation.

     8.   INSUFFICIENT ELIGIBLE COMPENSATION.   No contributions under this
Section 4 shall be made for a payday for a Participating Employee if his Eligible Compensation is insufficient (after all deductions required by law and authorized deductions for insurance and loan repayments under Section 10 of this
Plan) to permit the making of the full amount of such contributions for such payday; provided, however, such an event shall not be treated as a voluntary suspension under Section 13 and such Participating Employee's Contributions under this Section 4 shall resume as soon as his Eligible Compensation is sufficient to make the full amount of such contributions.

SECTION 5.  EMPLOYING COMPANY CONTRIBUTIONS.

     1.   AMOUNT.

     (a) Each Participating Employee's Before-Tax Basic Contributions and After-Tax Basic Contributions made under Section 4 from his Eligible Compensation from each Employing Company for each calendar month shall be matched as of the last day of such calendar month in accordance with this
Section 5.1 in Units representing an investment in BellSouth Shares which Units have a fair market value as of the last day of such calendar month equal to the
matching percentage of such contributions for his Employing Company.   For each
twelve-month period beginning April 1, such matching percentage shall be based on the financial component of the BellSouth Corporation Team Excellence Award for Managers (T.E.A.M.) for the preceding calendar year, as follows:


     FINANCIAL PERFORMANCE
     (AS A PERCENTAGE OF
     STANDARD PERFORMANCE)         MATCHING PERCENTAGE

      0%  - 94%                          55%
      95%  - 119%                        60%
      120% - 149%                        65%
      150% - 185%                        70%
      more than 185%                     75%

     Such match in Units representing an investment in BellSouth Shares shall be made to the ESOP Fund (1) through a release of BellSouth Shares to such Fund from the ESOP Loan Suspense Account(s) as a result of payments made on any ESOP Loan(s) from any combination of Employing Company Contributions and ESOP Dividends (and the income thereon) and any income on ESOP Loan proceeds pending investment in BellSouth Shares, as provided in Section 8.3, and (2) from Employing Company Contributions to such Fund that constitute top up contributions under Section 5.5 (and the income thereon).

     (b) For so long as ESOP Dividends are deductible for federal income tax purposes under Code section 404(k) (as in effect on January 1, 1990) the matching percentage under Section 5.1(a) for each twelve-month period commencing April 1 shall be increased in relation to increases in the per share average price of BellSouth Corporation common stock, if any, for the preceding calendar year, as follows:


     ANNUAL STOCK                       PERCENTAGE POINTS ADDED
     PRICE INCREASE                     TO MATCHING PERCENTAGE
     2% or less                                 4%
     3%                                         6%
     4%                                         8%
     5%                                         10%
     6%                                         12%
     7%                                         14%
     8% or more                                 16%

     The per share average price change for each calendar year shall be the average of the daily closing share price of BellSouth Corporation common stock on the New York Stock Exchange for each trading day of the year compared to such average of the daily closing share prices for the immediately preceding year. The per share average price may be adjusted administratively by the Committee in its sole discretion to reflect changes in the capitalization of BellSouth Corporation, including without limitation stock dividends, stock splits, mergers, consolidation, reorganization, division, and sales of assets.

     2.   CREDITING TO ACCOUNTS.   The Units representing an investment in
BellSouth Shares which are released from an ESOP Loan Suspense Account to the ESOP Fund shall be credited to each eligible Participating Employee's ESOP
Account as set forth in Section 8.3(d).   Units representing an investment in
all other BellSouth Shares which are attributable to Employing Company Contributions made on behalf of a Participating Employee shall be credited to the Participating Employee's Employing Company Account or ESOP Account, as provided under Section 5.1(a), as of the last day of the calendar month for which such contributions were made.

     3. VESTING. Subject to the limitations in Section 6, the net investment gains and losses and any other proper charges and credits to the Trust Fund, a Participating Employee's interest in his ESOP Account shall be nonforfeitable and, if he is an Employee on July 1, 1989, his interest in his Employing Company Account shall be nonforfeitable after June 30, 1989.

     4. LIMITATION. No Employing Company Contributions shall be made, or matching Units of any kind granted, with respect to Before-Tax Supplemental Contributions or After-Tax Supplemental Contributions.

     5. TOP UP CONTRIBUTIONS. If Units representing an investment in BellSouth Shares which are released from the ESOP Loan Suspense Account(s) from the application of Employing Company Contributions and ESOP Dividends (and the income thereon) and any income on ESOP Loan proceeds pending investment in BellSouth Shares, as provided in Section 8.3(b), are insufficient to satisfy the allocation requirements under Section 8.3(c) and the matching requirements described in Section 5.1, additional contributions shall be made by each Employing Company to the extent the Committee determines necessary to satisfy both such requirements.

     6. REFUND OF CONTRIBUTIONS. Notwithstanding that no part of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participating Employees and their beneficiaries, Employing Company Contributions to the Trust Fund may be refunded to the Employing Company under the following circumstances and subject to the following limitations:

          (a) PERMITTED REFUNDS. If and to the extent permitted by the Code and other applicable laws and regulations thereunder, upon the Employing Company's request, a contribution which is (i) made by a mistake in fact, (ii) conditioned upon initial qualification of the Plan with the Plan receiving an adverse determination even though the application for determination is submitted to the Internal Revenue Service for review within the remedial amendment period respecting the Plan, or (iii) conditioned upon the deductibility of the contribution under Code section 404, shall be returned to the Employing Company making the contribution within one (1) year after the payment of the contribution, the denial of the qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

          (b) PAYMENT OF REFUND. If any refund is paid to an Employing Company hereunder, such refund shall be made without interest or other investment gains, shall be reduced by any investment losses attributable to the refundable amount and shall be apportioned among the Accounts of the Participating Employees as an investment loss, except to the extent that the amount of the refund can be attributed to one or more specific Participating Employees (for example, as in the case of certain mistakes of fact), in which case the amount of the refund attributable to each such Participating Employee's Account shall be charged directly to such Account.

          (c) LIMITATION ON REFUND. No refund shall be made to an Employing Company as to a Participating Employee's Account if such refund would cause the balance in such Participating Employee's Account to be less than the balance would have been had the refunded contribution not been made to the Plan.

     4. ERRORS AND OMISSIONS IN ACCOUNTS. If an error or omission is discovered in the Account of a Participating Employee or beneficiary, the Committee shall cause appropriate, equitable adjustment to be made as of the valuation date coinciding with or immediately following the discovery of such error or omission.

SECTION 6.  LIMITATION RULES.

     1. GENERAL RULE. Contributions described in Section 4 and Section 5 shall be made subject to the limitations of this Section 6. The Committee may reduce under this Section 6 any distributions otherwise required in order to satisfy such limitations in any manner it deems necessary or appropriate to satisfy tax withholding obligations.

     2.   SECTION 415 LIMITS.

     (a) GENERAL LIMIT. The Plan shall comply with the limits of Code section 415, taking into account all applicable transitional rules, which section hereby is incorporated in full in this Section 6.2 by this reference. The "limitation year" for this purpose shall be the calendar year.

     (b) COMBINED PLAN LIMITATION. If an Employee is a Participating Employee in the Plan and any one or more defined benefit plans, welfare benefit funds (as defined in Code section 419(d)) or individual medical accounts (as defined in Code section 415(1)(2)), maintained by an Affiliate, and any corrective adjustments in any Participating Employee's benefits are required to comply with this section, such adjustments first shall be made under any such defined benefit plans. If an Employee is a Participating Employee in the Plan and any one or more other defined contribution plans maintained by an Affiliate and a corrective adjustment in such Participating Employee's benefits is required to comply with this section, such adjustment shall be made under this Plan.

     (c) CORRECTION OF EXCESS ANNUAL ADDITIONS. If, as a result of either the allocation of forfeitures to an Account, a reasonable error in estimating a Participating Employee's Compensation, Eligible Compensation or elective deferrals, or such other occurrences as the Internal Revenue Service permits to trigger this subsection, the annual addition (within the meaning of Code section 415(c)(2)) made on behalf of a Participating Employee exceeds the limitations as incorporated by this section, the Committee shall direct the Trustee to take such of the following actions as such Committee shall deem appropriate, specifying in each case the amount of contributions involved:

          (i) A Participating Employee's annual addition first shall be reduced by reducing his After-Tax Contributions to the extent of any such excess, up to the total amount of After-Tax Contributions made on behalf of such Participating Employee, and the amount of the reduction (plus any investment earnings thereon) shall be returned to such Participating Employee. In addition, any Employing Company Contributions (and earnings thereon) attributable to the returned After-Tax Contributions shall be forfeited and allocated to a suspense account as described in Paragraph
     (iii) of this Section 6.2(c).

          (ii) If further reduction is necessary, a Participating Employee's annual addition shall be reduced by reducing his Before-Tax Contributions to the extent of any such excess, up to the total amount of Before-Tax Contributions made on behalf of such

     Participating Employee, and the amount of the reduction (plus any investment earnings thereon) shall be returned to such Participating Employee. In addition, any Employing Company Contributions (and earnings thereon) attributable to the returned Before-Tax Contributions shall be forfeited and allocated to a suspense account as described in Paragraph
     (iii) of this Section 6.2(c).

          (iii) Amounts allocated to a suspense account pursuant to Paragraphs (i) or (ii) of this Section 6.2(c), shall be applied to reduce permissible contributions in each successive year until such amounts are fully allocated; provided, so long as any suspense account is maintained pursuant to this section: (A) no contributions shall be made to the Plan which would be precluded by this section; (B) investment gains and losses of the Trust Fund shall not be allocated to such suspense account; and (C) amounts in the suspense account shall be allocated in the same manner as contributions as of the earliest date possible, until such suspense account is exhausted. If, at the time that this Plan terminates, any amount that cannot then be allocated remains in such suspense account, such amount shall automatically revert to the Employing Company.

     3.   CODE SECTION 402(g) LIMIT ON BEFORE-TAX CONTRIBUTION.

          (a) MAXIMUM ELECTIVE DEFERRALS UNDER AFFILIATES' PLANS. The aggregate amount of a Participating Employee's elective deferrals made for any calendar year under the Plan and any other plans, contracts or arrangements with the Affiliates shall not exceed $7,000 (as adjusted from time to time in accordance with Code section 402(g)(5)) (the "maximum deferral amount"). To the extent that the amount of a Participating Employee's Before-Tax Contributions made for a calendar year would exceed the maximum deferral amount if such Before-Tax Contributions are continued, then, to the extent determined by the Committee, those Before-Tax Contributions will be deemed to be After-Tax Contributions and will be treated as if such Participating Employee elected to make such After-Tax Contributions in accordance with, and subject to the terms and limitations of, Section 4.2. If the Committee permits, such Participating Employee may modify his election form to change from Before-Tax Contributions, and such modifications shall not count as a change in contribution percentage under Section 4.

          (b) RETURN OF EXCESS BEFORE-TAX CONTRIBUTIONS. If the aggregate amount of a Participating Employee's Before-Tax Contributions made for any calendar year, when considered alone, exceed the maximum deferral amount, the Participating Employee shall be deemed to have notified the Committee of such excess, and the Committee shall cause the Trustee to distribute to such Participating Employee, on or before April 15 of the next succeeding calendar year, the total of (i) the amount by which such Before-Tax Contributions exceed the maximum deferral amount, plus (ii) any earnings allocable thereto. In addition, Company Matching Contributions made on behalf of the Participating Employee which are attributable to the distributed Before-Tax Contributions shall be forfeited.

          (c) RETURN OF EXCESS ELECTIVE DEFERRALS PROVIDED BY OTHER AFFILIATE ARRANGEMENTS. If after the reduction described in Section 6.3(b), a Participating Employee's aggregate before-tax contributions under plans, contracts and arrangements with Affiliates (or, if applicable, a Subsidiary and its affiliates) still exceed the maximum deferral amount, the Participating Employee shall be deemed to have notified the Committee of such excess, and, unless the Committee directs otherwise, such excess shall be reduced by distributing to the Participating Employee before-tax contributions that were made for the calendar year under such plans, contracts and/or arrangements with Affiliates other than the Plan.
     However, if the Committee decides to make any such distributions from Before-Tax Contributions made to the Plan, such distributions (including forfeiture of Employing Company Contributions) shall be made in a manner similar to that described in Section 6.3(b).

          (d) DISCRETIONARY RETURN OF ELECTIVE DEFERRALS. If after the reductions described in Sections 6.3(b) and (c), (i) a Participating Employee's aggregate before-tax contributions made for any calendar year under the Plan and any other plans, contracts or arrangements with Affiliates and any other employers still exceed the maximum deferral amount, and (ii) such Participating Employee submits to the Committee, on or before March 1 following the end of such calendar year, a written request that the Committee distribute to such Participating Employee all or a portion of his remaining Before-Tax Contributions made for such calendar year, and any earnings attributable thereto, then the Committee may, but shall not be required to, cause the Trustee to distribute such amount to such Participating Employee on or before the following April 15. However, if the Committee decides to make any such distributions from Before-Tax Contributions made to the Plan, such distributions (including the forfeiture of Employing Company Contributions shall be made in a manner similar to that described in Section 6.3(b).

          (e) RETURN OF EXCESS ANNUAL ADDITIONS. Any Before-Tax Contributions returned to a Participating Employee to correct excess annual additions shall be disregarded for purposes of determining whether the maximum deferral amount has been exceeded.

     4. CODE SECTION 401(k) AVERAGE ACTUAL DEFERRAL PERCENTAGE LIMIT. If at any time during the Plan Year the Committee determines that Highly Compensated Employees' Before-Tax Contributions elections as then in effect possibly could cause Highly Compensated Employees' Before-Tax Contributions for such Plan Year to exceed the ADP Limit for such Plan Year, the Committee shall have the right to reduce or cease Highly Compensated Employees' future Before-Tax Contributions for such Plan Year or to convert such future contributions to After-Tax Contributions to the extent it deems necessary or appropriate to keep such contributions from exceeding the ADP Limit; provided that, in making such reductions, cessations or conversions, all similarly situated Highly Compensated Employees shall be treated the same and the Committee may take into account any adjustments required by other limits of this Section 6.

     If the Committee determines that Highly Compensated Employees' Before-Tax Contributions actually paid into this Plan for the Plan Year, if allowed to remain in such Highly Compensated Employees' Accounts, would cause this Plan to exceed the ADP Limit for such Plan Year, then the Excess Contributions made on behalf of Highly Compensated Employees for such year shall be distributed in accordance with the rules set forth in this Section 6.4.

     The amount of the Excess Contributions and the Highly Compensated Employees to whom Excess Contributions will be distributed under this Section 6.4 shall be determined by reducing the Before-Tax Contributions of Highly Compensated Employees in the order to their Actual Deferral Percentages beginning with the highest Actual Deferral Percentages, until such contributions no longer exceed the ADP Limit. Any such Excess Contributions (together with any income allocable to such contributions) shall be distributed to the affected Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each such Highly Compensated Employee as required by Code section 401(k)(8). In addition, any Employing Company Contributions that are made on behalf of a Highly Compensated Employee and that are attributable to the distributed Before-Tax Contributions shall be forfeited. Such distributions shall be made before the end of the Plan Year following the Plan Year for which the Excess Contributions were made in accordance with procedures established by the Committee; provided, however, if so elected by the Committee, no distribution shall be made to the extent such Excess Contributions may be recharacterized to After-Tax Contributions in accordance with regulations under Code section 401(k).

     5. CODE SECTION 401(m) AVERAGE CONTRIBUTION PERCENTAGE LIMIT. If at any time during the Plan Year the Committee determines that Highly Compensated Employees' elections of After-Tax Contributions (and, if elected by the Committee under Code section 401(m)(3), Before-Tax Contributions) together with Employing Company Contributions as then in effect possibly could cause Highly Compensated Employees' allocations for such Plan Year to exceed the ACP Limit for such Plan Year, the Committee shall have the right to automatically reduce Highly Compensated Employees' elected future contributions for such Plan Year to the extent it deems necessary or appropriate to keep such contributions from exceeding the ACP Limit. Any such reduction shall be made first to Highly Compensated Employees' After-Tax Supplemental Contributions, then to Highly Compensated Employees' After-Tax Basic Contributions, then to Highly Compensated Employees' Before-Tax Supplemental Contributions, and finally to Highly Compensated Employees' Before-Tax Basic Contributions provided, that, in making such reductions, all similarly situated High Compensated Employees shall be treated the same and the Committee may take into account any adjustments required by other limits of this Section 6.

     If the Committee determines that Highly Compensated Employees' After-Tax Contributions and Employing Company Contributions (and, if elected by the Committee under Code section 401(m)(3), Before-Tax Contributions) actually paid into this Plan for the Plan Year, if allowed to remain in such Employees' Accounts, would cause this Plan to exceed the ACP Limit for such Plan Year, then the Excess Aggregate Contributions made by or on behalf of Highly Compensation Employees for such year shall be forfeited or distributed in accordance with the rules set forth in this Section 6.5.

     The amount of the Excess Aggregate Contributions and the Highly Compensated Employees who have forfeitable or distributable Excess Aggregate Contributions shall be determined by reducing the contributions of Highly Compensated Employees in the order of their Contribution Percentages, beginning with the highest Contribution Percentages, until such contributions no longer exceed the ACP Limit. Any such Excess Aggregate Contributions (together with any income allocable to such contributions) shall be distributed to (or, if forfeitable, forfeited by) the affected Highly Compensated Employees on the basis of the respective portion of the Excess Aggregate Contributions attributable to each such Highly Compensated Employee as required by Code section 401(m). In addition, any Employing Company Contributions that are made on behalf of a Highly Compensated Employee and that are attributable to the distributed Before-Tax Contributions shall be forfeited. Such distributions (or if applicable, forfeitures) shall be made before the end of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made in accordance with procedures established by the Committee, and any such forfeitures shall offset the Employing Company's obligation to make Employing Company Contributions under this Plan until such forfeitures have been exhausted through such offsets, but in no event shall such forfeitures be allocated to Highly Compensated Employees whose contributions have been reduced under this Section 6.5.

SECTION 7.  INVESTMENT DIRECTIONS.

     1.   INVESTMENT OF PARTICIPATING EMPLOYEE CONTRIBUTIONS.   Each
Participating Employee shall have the right to direct that contributions under
Section 3 and Section 4 by the Participating Employee, or on the Participating Employee's behalf, be invested in any then permitted combination in the investment funds described in the Trust Agreement as in effect from time to time, subject to the rules set forth in this Section 7. New investment directions shall become effective monthly in accordance with rules set by the Committee.

     2. INVESTMENT OF EMPLOYING COMPANY CONTRIBUTIONS. All Employing Company Contributions to this Plan under Section 5 made on behalf of a Participating Employee shall be made in, or invested directly in, BellSouth Shares in the ESOP Fund or shall be applied by the Trustee to the extent required under an ESOP Loan to make principal and interest payments on such ESOP Loan when such payments are due in order to release BellSouth Shares to the ESOP Fund.

     3. CHANGES IN INVESTMENT DIRECTION. Any investment direction made by a Participating Employee shall continue in effect until changed by the Participating Employee. A Participating Employee may make the following changes in accordance with Committee rules:

     (a) Not more than once in any calendar month, a Participating Employee may change an investment direction as to future contributions under Section 4 by directing that such contributions be invested in one of the other investment funds or any then permitted combination of such funds.

     (b) Not more than once in any calendar month period, a Participating Employee may direct that all or a portion of the Units credited to his Account (excluding for this purpose an active Participating Employee's ESOP Account, but including a former Participating Employee's ESOP Account) in any one or more of the investment funds be transferred in accordance with such rules as set from time to time by the Committee to any one or more of the other investment funds in any then permitted combination, based on the value of Units representing each such investment funds at the end of the effective month; provided, that no such transfer shall result in amounts being transferred to and from the same fund.

     4. ESOP ACCOUNT DIVERSIFICATION. Each Participating Employee may elect within 90 days after the close of the Plan Year in which he first is at least age 55 and has completed at least ten years of participation in the ESOP part of this Plan, and within 90 days after the close of each of the immediately following four Plan Years, that (1) 25% of the BellSouth Shares credited to his ESOP Account be transferred to any one, or more that one, of the investment funds available under Section 7.1, based on the value of the Units representing each such investment fund at the end of the calendar month for which such transfer is made or, if there are less than three such funds, that (2) 25% of the BellSouth Shares credited to his ESOP Account be distributed to him. After the end of such five consecutive Plan Year period such an Eligible Employee shall have one additional Plan Year, the Plan Year which immediately follows the end of such five year period, to make such an election, and the percentage for such election shall be 50%. All elections, transfers and distributions required under this section shall be made in accordance with Committee rules intended to satisfy the requirements under Code section 401(a)(28).

     5.   MUTUAL FUND WINDOW.

     (a) EFFECTIVE DATE. Effective July 15, 1994, each Participating Employee may direct, subject to the rules set forth in this Section 7.5, that amounts credited to his Account (other than his ESOP Account) in any one or more of the investment funds be transferred to one or more of the mutual funds described in the Trust Agreement as in effect from time to time. For purposes of this
Section 7.5, the investment funds in effect from time to time shall be referred to as the "core funds," and the mutual funds in effect from time to time shall be referred to as the "mutual funds."

     (b) TRANSFERS TO, AMONG AND FROM THE MUTUAL FUNDS. Amounts may be invested in the mutual funds (other than via transfers among mutual funds) only via transfers from the core funds. A Participating Employee shall designate the amount to be transferred from the core funds to the mutual funds in dollars with the minimum transferred amount being $1,000.00, subject to such other requirements as may be imposed by the mutual fund managers. A Participating Employee may transfer up to 80% of the amount credited to his Account in any core fund (other than his ESOP Account) except that a Participating Employee may transfer up to 100% of the amount credited to his Account in the Interest Income Fund (as described in the Trust Agreement), both being determined as of the end of the month in which the transfer is initiated. Transfers from the core funds to the mutual funds shall be effective as of the end of the month in accordance with Committee rules. Transfers among mutual funds shall be processed more frequently in accordance with procedures established by the mutual fund managers and Charles Schwab & Co., Inc. Transfers from the mutual funds to the core funds shall be processed on the day received, with a holding account being established to hold the proceeds of the sale of mutual fund shares until the end of the month, at which time the amount in the holding account shall be credited to the core funds designated by the Participating Employee.

     (c) DISTRIBUTIONS, WITHDRAWALS AND LOANS. Notwithstanding anything in Sections 9 and 10 to the contrary, the amounts available to a Participating Employee for distribution, withdrawal and loan under the Plan shall include only the amounts credited to the Participating Employee's Account that are invested in the core funds.

SECTION 8.     MAINTENANCE AND VALUATION OF ACCOUNTS; ESOP LOAN ALLOCATIONS.

     1. MAINTENANCE OF SEPARATE ACCOUNTS. Each Participating Employee shall be furnished a statement of his Account at least annually and as soon as practicable after any investment transfer, distribution, withdrawal or restoral or at such other time as may be determined by the Committee. Such statement shall be considered to reflect accurately the status of a Participating Employee's Account for all purposes under this Plan.

     2. VALUATION OF ACCOUNTS. The interest of a Participating Employee's Account in each investment fund shall be represented by Units. The Value of a Unit in each investment fund shall be determined as of the end of each calendar month by dividing the total number of Units in each investment fund credited to the Accounts of all Participating Employees immediately prior to the end of such month into the excess of the then value of all the assets then held by the Trustee with respect to such investment fund over the dollar amount of additional contributions credited to such fund for such month.

     Following such determination of the value of the Units in each investment fund, the Account of each Participating Employee who has selected such investment fund shall be credited, as of the end of the calendar month as of which the determination is made, with a number of Units in such investment fund determined by dividing the value of such a Unit into the amount of additional contributions initially credited to his Account as of the last day of such month in such investment fund.

     The ESOP Fund for recordkeeping purposes shall be divided into a subfund for BellSouth Shares attributable to top up contributions as described in
Section 5.5 and a separate subfund for BellSouth Shares released from each ESOP Loan Suspense Account as described in Section 8.3(b). A separate Unit value shall be maintained for each such subfund. The value of Units for a subfund for BellSouth Shares released from an ESOP Loan Suspense Account shall be determined under this Section 8.2 without regard to Employing Company Contributions and ESOP Dividends (or the earnings thereon) to be used to repay the applicable ESOP Loan, and such Units shall be credited to Participating Employees' ESOP Accounts as provided in Section 8.3(c) and 8.3(d). All such subfunds shall start with an initial Unit value of 1.0.

     All investment funds shall be invested and valued in the manner set forth in the Trust Agreement.

     3.   ESOP LOAN ALLOCATIONS.

     (a) ESOP LOAN PAYMENT. The repayment of principal and interest on each ESOP Loan shall be made by the Trustee when due in accordance with directions from BellSouth.

     (b) RELEASE FROM ESOP LOAN SUSPENSE ACCOUNT. The total number of BellSouth Shares released from an ESOP Loan Suspense Account as a result of a principal and interest payment made on an ESOP Loan shall equal the number of BellSouth Shares held in the ESOP Loan Suspense Account with respect to such ESOP Loan multiplied by a fraction. The numerator of such fraction shall be the amount of such principal and interest payment. The denominator of such fraction shall be the sum of the numerator plus the principal and interest remaining to be paid on such ESOP Loan under the amortization schedule for such ESOP Loan. The number of future payments under such ESOP Loan must be definitely ascertainable and shall be determined without taking into account any possible extensions or renewal periods. If the effective interest rate under the ESOP Loan is variable, the interest to be paid in future periods shall be computed for purposes of determining such fraction by using the interest rate then in effect. The BellSouth Shares which are released from the ESOP Loan Suspense Account in accordance with the rules in this Section 8.3(b) shall be transferred to the ESOP Fund, and Units representing an investment in such BellSouth Shares shall be allocated to Participating Employees' individual ESOP Accounts in the manner specified in subparagraphs (c) and (d) of this Section 8.3.

     (c) ESOP ACCOUNT DIVIDEND ALLOCATION. If ESOP Dividends on BellSouth Shares credited to a Participating Employee's ESOP Account are used to make a principal or interest payment on an ESOP Loan, Units representing the value of the BellSouth Shares released as a result of such payment from the ESOP Loan Suspense Account and transferred to the ESOP Fund first shall be credited to such Participating Employee's ESOP Account. The Units so credited shall be determined by dividing the ESOP Dividends from such Participating Employee's ESOP Account used to make such principal or interest payment by the fair market value of a BellSouth Share on the date as of which the credit is made in a manner which satisfies the requirements of Code section 404(k).

     (d)  MATCH ALLOCATION.  After the requirements of paragraph (c) of this
Section 8.3 have been satisfied with respect to an ESOP Loan payment made in whole or in part with ESOP Dividends, Units representing an investment in all remaining BellSouth Shares that have been released from the ESOP Loan Suspense Account to the ESOP Fund as a result of such payment shall be allocated to the ESOP Account of each Participating Employee as of such dates and in such amounts as specified in Section 5.1.

     (e) LEVERAGED ESOP PROTECTIONS. No BellSouth Shares acquired with the proceeds of an ESOP Loan shall be subject to a put, call or other option or other similar arrangement while held by and when distributed from this Plan except to the extent permissible under Code section 4975, and BellSouth shall have no right to amend this Section 8.3(e) absent the receipt of a favorable determination letter from the Internal Revenue Service with respect to such amendment. Similarly, BellSouth Shares are traded on the New York Stock Exchange, and this Plan contemplates that such shares will continue to be traded on such exchange or in some other established stock exchange. If purchases and sales of BellSouth Shares through an established stock exchange stop (other than temporarily), this Plan shall be amended as of the date such trading stops to satisfy the requirements under the Code for an employee stock ownership plan which invests in stock which is not readily tradable on an established market or is not registered under Section 12 of the Securities Exchange Act of 1934, as amended.

SECTION 9.  DISTRIBUTION; WITHDRAWAL.

     1. METHOD OF PAYMENT. Any distribution from a Participating Employee's Account under this Section 9 shall be made effective as of the end of a calendar month and payment to the Participating Employee shall be made as soon as practicable after the end of such month. Any distribution under Section 9.2,
Section 9.3 or Section 9.4 shall be made in accordance with the following paragraphs.

     (a) BELLSOUTH SHARES. With respect to Units representing investments in the ESOP Fund and in the BellSouth Shares Fund, payment shall be made at the Participating Employee's election either completely in BellSouth Shares or in cash; except that, in the case of any fraction of a BellSouth Share, payment shall be in cash on the basis of the value per share at the end of the calendar month as of which distribution is made. For the purposes of distributions there shall be deemed to be in a Participating Employee's Account at the end of the calendar month as of which distribution is made a number of BellSouth Shares determined by dividing the total value of the Units representing investment in BellSouth Shares in such Participating Employee's Account at the end of such month by the value per share of BellSouth Shares at the end of such month.

     (b) OTHER INVESTMENTS. With respect to Units representing investments other than in the ESOP Fund and the BellSouth Shares Fund, payment shall be made at the Participating Employee's election either completely in BellSouth Shares or in cash; except that, in the case of any fraction of a BellSouth Share, payment shall be in cash on the basis of the value per share at the end of the calendar month as of which distribution is made. For the purposes of distributions in BellSouth Shares, there shall be deemed to be in a Participating Employee's Account at the end of the calendar month as of which distribution is made a number of BellSouth Shares determined by dividing the total value of the Units in such Participating Employee's Account at the end of such month by the value per share of BellSouth Shares at the end of such month.

     (c) FORM OF DISTRIBUTION. The form in which distributions under the Plan shall be made shall be determined as follows:

          (1) Except as otherwise provided in Paragraph (d) below, the payment of any distribution to a Participating Employee from the Plan shall be in the form selected by the Participating Employee by written notice delivered to the Committee, subject to the terms and limitations set forth in this Paragraph (c). The Participating Employee may choose between (A) a single lump-sum payment and (B) equal annual installments (adjusted for investment earnings and losses between payments) paid over a term certain.

          (2) Unless the value of the Units in the Participating Employee's Account exceeds (or at the time of any prior distribution exceeded) $3,500, or if the payment constitutes a withdrawal, payment of the Units shall be made in the form of a single lump-sum payment without the consent of the Participating Employee.

          (3) If any distribution is made in the form of a single lump-sum payment, such distribution shall include interest on the cash portion of such distribution (other than the cash representing the fractional
          share amount under Section 9.1(a))      (A) for the period which
          begins on the first day of the month which immediately follows the date as of which his Units are valued ("valuation date") for purposes of such distribution and which ends on the date of the check which represents the cash portion (other than the cash representing the fractional share amount under Section 9.1(a)) of such distribution, or
          (B) for a 45-day period, whichever is less. Such interest shall be based on the yield of 13-week United States Treasury Bills sold at a discount on the valuation date or on the immediately previous auction date if there was no auction on the valuation date.

          (4) If a Participating Employee selects payment in the form of annual installments over a term certain, the Participating Employee must select payments over a period of either (A) 10 years or (B) the life expectancy of such Participating Employee. If a distribution is to be made to a Participating Employee in the form of annual installments payable over his life expectancy, the life expectancy of such Participating Employee shall be calculated at the time distributions commence and shall not thereafter be recalculated. The Committee, in its sole discretion, shall decide whether the Plan shall make the installment payments directly from the Trust Fund or by purchasing an annuity contract that is distributed to the Participating Employee. Notwithstanding anything herein to the contrary, distributions from the Plan must satisfy the requirements of Code section 401(a)(9)(G). This means that the incidental benefit rules as described in Treasury Regulation section 1.401(a)(9)-2 shall be satisfied.

          (5) If a Participating Employee selects payment in the form of annual installments over a term certain, the Participating Employee may later elect to receive a single lump-sum payment of the remaining Units in his Account, which payment shall be made in accordance with the terms of Paragraph (c)(3), above.

          (6) Upon the death of a Participating Employee, any Units credited to his Account shall be distributed in the form of a single lump-sum payment.

          (7) If a Participating Employee is to receive or begin receiving benefits on or before April 1 of one calendar year as a result of his attaining age 70 1/2 during the preceding calendar year (as provided in Section 9.5), the distribution shall be paid in the form of a single lump-sum payment unless, on or before November 1 of the calendar year in which the Participating Employee attains age 70 1/2 (or such other date as the Committee may provide), he elects to commence receiving his distribution in the form of annual installments as permitted in Paragraph (c)(4) above and in Code section 401(a)(9) and the regulations issued thereunder.

     d. OTHER DISTRIBUTIONS. In the event that the Committee determines that a form of benefit other than the single lump-sum payment or installments described in Section 9.1(c) is required for a particular Participating Employee by ERISA, by the Code (including Code section 409(o) or 411(d)(6)) or by any other applicable law, the distribution to such Participating Employee shall be made in accordance with such determination; provided, however, that this Section 9.1.d shall not create any right to an alternate form of benefit for Participating Employees generally or for any Units credited to the Account of a particular Participating Employee which are not subject to such requirements.

     2. WITHDRAWALS WITHOUT HARDSHIP. Not more than once in any consecutive six-calendar month period, a Participating Employee (including a Participating Employee who is a former Employee) may make a withdrawal as of the last day of a calendar month by giving notice to the Committee or its designated representative in the manner prescribed in administrative rules adopted by the Committee from time to time. Such notice shall specify the amount to be withdrawn, which amount may equal all or any portion of the Units (except to the extent such Units represent nonvested amounts for a Participating Employee who is a former Employee whose employment terminated before July 1, 1989) credited to such person's Account (excluding for this purpose the ESOP Account of a Participating Employee who is an Employee, but including the ESOP Account of a Participating Employee who is a former Employee); provided, that in the case of a Participating Employee who is an Employee, who has not attained age 59-1/2, or who is not disabled as of the valuation date with respect to such withdrawal, no withdrawal may be made with respect to Units in his Before-Tax Basic Account and Before-Tax Supplemental Account (except as otherwise provided in Section 9.3).

     (a) If the value of all Units with respect to which a withdrawal may be made is less than $500.00, no withdrawal less than the full amount available for withdrawal shall be permitted.

     (b) If a Participating Employee makes more than one withdrawal pursuant to this section 9.2 in any Plan Year, Employing Company Contributions on behalf of such Participating Employee shall be suspended for a three-calendar month period commencing on the first day of the month following the valuation date of such subsequent withdrawal. Such three month period of suspension of Employing Company Contributions shall not constitute a period of suspension for purposes of Section 13.

     3. HARDSHIP WITHDRAWALS OF BEFORE-TAX CONTRIBUTIONS. A Participating Employee who is an Employee and who has not reached age 59-1/2 and is not disabled may request a cash withdrawal, effective as of the end of any calendar month, of his Before-Tax Contributions and the earnings applicable to his Before-Tax Contributions credited to his Account through December 31, 1988 only if the withdrawal is because of a financial hardship. A request for a withdrawal for a financial hardship will be granted only if the Committee determines (on the basis of all the relevant facts and circumstances and in accordance with the regulations under Code section 401(k)) that the withdrawal is necessary to satisfy an "immediate and heavy financial" need of the Participating Employee.

     An "immediate and heavy financial" need shall mean:

     (1) the payment of expenses for medical care described in Code section 213(d) incurred by the Participating Employee, his spouse, or his dependents (as defined in Code section 152) or amounts necessary for those persons to obtain such medical care,

     (2) the purchase (excluding mortgage payments) of a principal residence for the Participant,

     (3) the payment of tuition and related educational fees for the next 12 (twelve) months of post-secondary education for the Participating Employee, his spouse, his children or his dependents (as defined in Code section 152),

     (4) the prevention of the eviction of the Participating Employee from his principal residence or foreclosure on the mortgage on the Participating Employee's principal residence, or

     (5) the need to meet such other conditions as set forth in the Code or as the Internal Revenue Service officially states is permissible under Code section 401(k).

A withdrawal generally shall be determined to be necessary to satisfy such immediate and heavy financial need only if the Participating Employee demonstrates to the Committee that the need cannot be relieved:

          (a) through reimbursement or compensation by insurance or otherwise,

          (b) by reasonable liquidation of the Participating Employee's assets and the assets of the Participating Employee's spouse and minor children which are reasonably available to the Participating Employee, to the extent such liquidation would not in itself cause an immediate and heavy financial need,

          (c) by cessation of the Participating Employee's contributions under Section 4,

          (d) by other distributions or nontaxable loans (at the time the loans are made) from this Plan and all other plans maintained by his Employing Company or any other employer, or

          (e) by borrowing from commercial sources on reasonable commercial terms.

The Committee in its discretion may rely on the participating Employee's representation that such resources are not available in lieu of independently ascertaining such facts.

     A request for a withdrawal shall be submitted to the Committee or its delegate in accordance with Committee rules and shall be accompanied or supplemented by such evidence as it may reasonably require. If the Committee grants a request for a hardship withdrawal, such withdrawal shall be made first from the Participating Employee's Before-Tax Supplemental Account and thereafter from his Before-Tax Basic Account to the extent that the Committee deems necessary to relieve such hardship.

     The amount of such withdrawal may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such withdrawal.

     4.   DISTRIBUTION ON TERMINATION OF EMPLOYMENT.

     (a) RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT EXCEPT DEATH OR TRANSFER. If a Participating Employee separates from service as an Employee for any reason other than death:

          (1)  no Units in his Account shall be forfeited;

          (2) subject to the terms of paragraph 4(c) below, the distribution of all of the Units in such Participating Employee's Account shall be made or commenced as soon as practicable following the end of the calendar month in which such separation is effective; provided, however, if the value of such Units exceeds (or at the time of any prior distribution exceeded) three thousand five hundred dollars ($3,500.00), a Participating Employee may elect in accordance with Committee rules to defer distribution until a future month, but not later than April 1 of the calendar year following the calendar year in which the Participating Employee attains age 70-1/2; and

          (3) contributions made by or on behalf of a Participating Employee under Section 4 during the calendar month in which such Participating Employee retires or separates from service shall be refunded to him in accordance with Committee rules except to the extent such contributions are reflected in the value of Units distributable to him under Section 9.4(a)(2).

     (b) DEATH. If a Participating Employee dies while an Employee, all of the Units in his Account as of the end of the calendar month in which he dies shall be distributed pursuant to Sections 9.1(c) and 17. Contributions made by or on behalf of such Participating Employee under Section 4 for the calendar month in which he dies will be refunded to his beneficiary in accordance with Committee rules except to the extent such contributions are reflected in the value of the Units distributable to his beneficiary under Sections 9.1(c) and 17.

     (c) DELAY UPON REEMPLOYMENT. If a Participating Employee becomes eligible to receive or begins receiving a benefit payment in accordance with the terms of Paragraph (a) above and subsequently is reemployed by an Affiliate or Subsidiary prior to the time his entire Account has been distributed, the distribution to such Participating Employee shall be delayed or cease until such Participating Employee again becomes eligible to receive a distribution from the Plan pursuant to the terms of the Plan. Notwithstanding the foregoing, if a Participating Employee's benefit payments have commenced in the form of installment payments for which an annuity contract has been purchased and distributed, payments under such annuity contract shall not cease but shall continue during the period of his reemployment.

     5. REQUIRED DISTRIBUTION. Unless a Participating Employee elects otherwise under the provisions of Section 9.4(a)(2), distribution of all of the Units in a Participating Employee's Account shall be made or commenced to the Participating Employee no later than 60 days after the later of (1) the close of the Plan Year in which the Participating Employee attains age 65, (b) the close of the Plan Year in which the Participating Employee separates from service or
(c) such earlier date as required under Code section 409(o). Distributions in any event shall begin no later than the April 1 of the calendar year following the calendar year in which the Participating Employee attains age 70-1/2 even if the Participating Employee has not retired under this Plan, and, unless a contrary election is in effect under Section 9.1(c), all of the Units in a Participating Employee's Account (other than Units representing nonvested amounts) shall be distributed in a lump sum to the Participating Employee whenever any distribution (in addition to amounts otherwise distributable) is required in order to satisfy the minimum distribution rules under Code section 401(a)(9). Notwithstanding anything to the contrary in this Plan,

     (a) all distributions under this Plan will be made in accordance with applicable regulations issued under Code section 401(a)(9), including without limitation any applicable regulation interpreting Code section 401(a)(9)(G), and Code section 409(o);

     (b) any distribution required under the minimum incidental death benefit requirements of Code section 401(a)(9)(G) shall be treated as a distribution required under this Section 9.5; and

     (c) the provisions of this Section 9.5 will control in the event that any distribution required under Section 9.1(d) is inconsistent with Code section 401(a)(9) or Code section 409(o).

     6. UNDELIVERABLE AMOUNTS. In the event the Committee is unable to locate a Participating Employee or, in the case of a deceased Participating Employee, the designated beneficiary, surviving Spouse, or beneficiary of the Participating Employee's estate, as the case may be, after written notice to the last known mailing address of the payee and such additional effort, if any, as the Committee deems reasonable under the circumstances, and no claim is filed for the amount so payable within a reasonable time after the payments are to commence to such missing payee, the amount so payable may be treated as abandoned. The amount of such abandoned Account shall be applied to reduce future top up Employing Company Contributions by an Employing Company as described in Section 11 of the Plan. Notwithstanding the foregoing, the amount of such abandoned Account shall be reinstated and paid to such Participating Employee, designed beneficiary, surviving Spouse or beneficiary of the Participating Employee's estate, as the case may be, in the event that such person thereafter files a claim for the benefit while the Plan is in effect and demonstrates to the satisfaction of the Committee that such person is in fact the missing payee. Notwithstanding anything to the contrary contained herein, such reinstatement and payout shall be made prior to any reduction of Employing Company Contributions under Section 11 of the Plan and shall be made first from forfeitures, if any, next from Plan earnings and, if such amounts are insufficient to satisfy the reinstatement required by this Section, from current top up Employing Company Contributions, if any.

     7. PARTICIPATING EMPLOYEE CONSENTS. Effective as of the date of a determination letter first issued by the Internal Revenue Service stating that the Plan, as amended by this Section 9.7, is qualified under Code section 401(a), any written notice, election or consent requirement applicable to distributions and withdrawals under this Section 9 shall be deemed satisfied if a Participating Employee uses a personal identification number in conjunction with a telephonic request for a distribution or withdrawal and follows such other procedures (which shall not include the requirement of a written application or any other form of written consent within the 90-day period preceding the day on which the loan is made) as are established by the Committee.

SECTION 10.  LOANS.

     A Participating Employee who is a party in interest (as defined in Section 3(14) of ERISA) with respect to the Plan may request a loan from the Plan in accordance with such procedures as the Committee establishes from time to time. The Committee shall grant all such loan requests on a reasonably equivalent basis, subject to the following conditions:

     (1) The principal amount of a loan made under this Section 10 (when added to the outstanding balance of all other loans from the Plan) to a Participating Employee shall not exceed the lesser of (a) $50,000 as reduced by the excess, if any, of (i) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date as of which such loan is made over (ii) the outstanding balance of loans from the Plan on the date as of which such loan is made, or (b) 50% of the sum of the Participating Employee's Before-Tax Basic Account, Before-Tax Supplemental Account and Rollover Account at the time the loan is made (where, for purpose of this Section 10(1), this Plan and all other plans described in Code section 401 which are maintained by an Affiliate or a Subsidiary shall be treated as one plan).

     (2) The loan is secured by no more than 50% of the Participating Employee's nonforfeitable interest in his Account immediately after the origination of the loan.

     (3) The loan provides for the repayment (which for a Participating Employee who is an active Employee shall be made only through payroll deductions unless otherwise approved by the Committee in accordance with rules established by the Committee) of principal and interest in substantially level installments not less frequent than quarterly over a period of at least two years but no more than five years.
          Prepayment of the loan in a lump-sum amount may be made after the initial one year installment period. The payroll deductions for loan repayments to the Plan shall be made prior to the collection of any contributions.

     (4) The interest rate for the loan shall be the base rate on corporate loans at large U.S. money center commercial banks ('Prime Rate') as reported in the Wall Street Journal for the last business day of the calendar quarter immediately preceding the calendar quarter in which the loan is granted plus any premium and minus any discount which the Committee deems appropriate and commercially reasonable under the circumstances and consistent with applicable law. The Committee's determination of the applicable interest rate shall be final.

     (5) The loan, if made to a Participating Employee who is an Employee, shall become due and payable in full in the event that the Participating Employee's employment terminates for any reason other than a transfer (which does not involve a Trust-to-

          Trust Transfer or a distribution) in accordance with Section 16 prior to the complete repayment of such loan and, further, the Trustee shall have the right to deduct any amount due under the loan from any amount which becomes distributable under this Plan to, or on behalf of, the Participating Employee.

     (6)  The principal amount of the loan is at least $1,000.00.

     (7) The administrative expenses for the loan shall be paid by the Participating Employee.

     (8) If a Participating Employee with an outstanding loan balance requests a withdrawal under Section 9.3, the Committee shall grant such withdrawal in accordance with the terms of Section 9, provided such withdrawal does not result in the Participating Employee's outstanding loan balance exceeding his remaining Before-Tax Basic Account and Before-Tax Supplemental Account balances in the aggregate, or, to the extent not prohibited by Code section 401(k)(2)(B), the Committee may reduce the Participating Employee's outstanding loan balance by designating such reduction as a distribution if the Committee deems it advisable to meet the financial needs of the Participating Employee and, in such event, no limitation on prepayment shall apply.

     (9) A Participant may have no more than two outstanding loans from the Plan at any time.

     (10) If required under the Code or ERISA, the Participating Employee and, if applicable, his spouse (at the time the loan is made) must consent in writing to such loan. Such written consent shall be made in accordance with such procedures as the Committee establishes from time to time. Effective as of the date of a determination letter first issued by the Internal Revenue Service stating that the Plan, as amended by this sentence, is qualified under Code section 401(a), this written consent requirement shall be deemed satisfied if a Participating Employee uses a personal identification number in conjunction with a telephonic request for a loan and follows such other procedures (which shall not include the requirement of a written application or any other form of written consent within the 90-day period preceding the day on which the loan is made) as are established by the Committee.

     (11) The loan shall become due and payable in full if the Participating Employee's obligation to repay the loan has been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full.

     (12) The loan shall be in default at such time as the Participating Employee (a) fails to make three consecutive months' loan repayments;
          (b) fails to repay the loan in full either (i) before the end of the five-year maximum loan period set forth in Section 10(3) or (ii) at such earlier time as the loan becomes due and payable under this
          Section 10; or (c) satisfies any other default condition set forth in the terms and conditions of the promissory note that accompanies the loan. Upon default of the loan, the Trustee shall foreclose on such loan and exercise the Plan's security interest in the Participating Employee's Account by reducing the balance in such Account by the principal amount of the loan plus any accrued but unpaid interest due at the time of the default (as determined without regard to whether the loan is discharged through bankruptcy or any other legal process or action which does not actually result in payment in full); provided, however, that foreclosure on such loan shall not occur and the Trustee shall not exercise the Plan's security interest in such Account until a distributable event occurs under this Plan.

     (13) The Participating Employee agrees to such other terms and conditions as the Committee deems appropriate under the circumstances.

     If a loan is authorized, the Committee, at its discretion, shall direct the transfer as of the last day of a calendar month of the principal amount of such loan from the Participating Employee's subaccounts proportionately from the investments of each subaccount, to a special loan Account for such Participating Employee, in accordance with a procedure which the Committee deems appropriate under the circumstances. The loan shall be made from such loan Account, and principal and interest payments on the loan shall be credited when made to such loan Account. Payments so credited on or before the last day of a month shall be transferred as of such date back to the Participating Employee's Account in such a manner as the Committee deems appropriate under the circumstances and shall be reinvested in the same manner as a current contribution in accordance with the Participating Employee's current investment election.

SECTION 11.    RESTORALS OF FORFEITED AMOUNTS.

     1. HOW RESTORED. If there was a forfeiture of Units representing nonvested amounts in a Participating Employee's Account for an Employee or a former Employee, the amount forfeited shall subsequently be restored to such Account, subject to the conditions of this Section 11, through contributions of the Employing Company if:

          (1)  for an individual who received a withdrawal under Section
     9.2 or a distribution in the form of a single lump-sum payment under
     Section 9.4(a), such individual makes a lump-sum payment to the Committee in cash within the time period provided for such payment under Section 11.2 in an amount equal to the amount of cash plus the value on the date of withdrawal or distribution of shares which the Participating Employee received in the withdrawal or distribution; or,

          (2) for an individual who terminated employment but who did not receive a distribution in the form of a single lump-sum payment under
     Section 9.4(a), such individual is reemployed as an Employee before he has five consecutive Breaks in Service.

     2. DEADLINE FOR REPAYMENT. Any repayment made under this Section 11.2 must be made at a time when the individual is an Eligible Employee in the active service of an Employing Company and on or before the earlier of (1) five years after the first date on which the individual is subsequently reemployed by an Employing Company, (2) the end of a period of five consecutive Breaks in Service commencing after the distribution, if the Employee separates from service (for any reason other than transfer in accordance with Section 16) following the withdrawal or distribution, or (3) in the case of a withdrawal under Section 9.2, five years after the date of such withdrawal.

     3. HOW REPAYMENTS AND RESTORALS ARE INVESTED AND CREDITED. Repaid amounts and restored amounts shall be nonforfeitable and shall be invested according to the Participating Employee's investment direction in effect at the time of the repayment or restoral. The number of Units credited to the Participating Employee's Account through the investment of the repaid amounts and restored amounts shall be based on the value of the Units representing each type of investment as of the end of the month in which such repayment or restoral is made.

SECTION 12.    ADMINISTRATION BY TRUSTEE.

     1. TRUST AGREEMENT. BellSouth has entered into the Trust Agreement with the Trustee, and the Trust Agreement shall be a part of this Plan. The Trust Agreement shall provide, among other things, that all funds received by the Trustee thereunder will be held by the Trustee or an insurance company or companies, or by other financial institutions, and that no part of the corpus or income of the Trust Fund held by the Trustee shall be used for, or diverted to, purposes other than for the exclusive benefit of Participating Employees or their beneficiaries and shall set forth the rules on how BellSouth Shares shall be voted and, if there is a tender offer for such shares, how such shares shall be tendered. BellSouth shall have authority to remove such Trustee or any successor Trustee, and any Trustee or any successor Trustee may resign. Upon removal or resignation of a Trustee, BellSouth shall appoint a successor Trustee. BellSouth also shall have authority to direct that there shall be more than one Trustee under the Trust Agreement and to determine the portion of the assets under the Trust Agreement to be held by each such Trustee. If such a direction is given, BellSouth shall appoint the additional Trustee or Trustees, and each Trustee shall hold and administer and keep records with respect to the portion of such assets held by it. BellSouth also shall have such other powers and duties under the Trust Agreement as set forth from time to time in such agreement.

     2. COMMINGLED TRUST. The Trustee may, but shall not be required to, commingle, hold and invest as one trust all contributions made by all Employing Companies under this Plan and other qualified plans of Affiliates or Subsidiaries.

     3. AUDIT. BellSouth shall select a firm of independent certified public accountants to examine and report on the financial position and the results of operation of the Trust Fund.

SECTION 13.    ELECTION TO VOLUNTARILY SUSPEND CONTRIBUTIONS.

     1. VOLUNTARY SUSPENSION OF CONTRIBUTIONS. A Participating Employee may elect to voluntarily suspend contributions under Section 4 in accordance with Committee rules.

     2. LIMITATIONS ON VOLUNTARY SUSPENSION. A Participating Employee may voluntarily suspend contributions under Section 4 only once in any Plan Year and no suspension shall be for a period of less than three months. These limitations shall not apply in case of a suspension in the event the Participating Employee is absent on account of sickness or disability in accordance with Section 14.

SECTION 14. LEAVE OF ABSENCE; LAYOFF; ABSENCE ON ACCOUNT OF SICKNESS OR DISABILITY.

     1. LEAVE OF ABSENCE. If a Participating Employee is granted a paid leave of absence by his Employing Company, there shall be no contributions made under
Section 4 from any compensation paid during the period of such leave, and contributions automatically shall be deemed to be suspended during such period.

     2. LAYOFFS. If a Participating Employee is laid off, there shall be no contributions made under Section 4 from any compensation paid during such period of layoff, and contributions automatically shall be deemed to be suspended during such period. If at the end of 12 months the Participating Employee has not returned as an Eligible Employee in active service, then, notwithstanding any other provision of this Plan, his employment shall be deemed to have been terminated for purposes of distribution under this Plan, and such Participating Employee's Account shall become nonforfeitable at such time; provided, however, no distribution of such Participating Employee's Account shall be made until otherwise permissible under Code section 401(k). The layoff of the Participating Employee in accordance with any comparable provisions of a Predecessor Plan shall be considered as a layoff for the purposes of the provisions of this Section 14.2.

     3.   ABSENCES ON ACCOUNT OF SICKNESS OR DISABILITY.

     a. If a Participating Employee is absent on account of sickness or disability and is receiving short-term sickness payments or disability benefit payments under his Employing Company's short term disability plan or anticipated disability program, contributions under Section 4 will be made from such payments to the extent such payments constitute Eligible Compensation, and reference to contributions from compensation in this Plan shall include contribution from such payments. The Participating Employee may at any time elect to suspend contributions from such payments without penalty in accordance with Section 13 and Committee rules.

     b. Contributions from Eligible Compensation may be resumed following the end of the period during which the Participating Employee is absent (in accordance with Section 14.3.a) on account of sickness or disability in accordance with Committee rules.

     c. If immediately following the end of the period during which a Participating Employee is absent on account of sickness or disability the Participating Employee is not in active service or on a leave of absence, his employment shall be deemed to have been terminated for purposes of distribution under this Plan, and such Participating Employee's Account shall become nonforfeitable at such time; provided, however, no distribution of such Participating Employee's Account shall be made until otherwise permissible under Code section 401(k).

SECTION 15.    EFFECT OF SUSPENSION OF CONTRIBUTIONS.

     Whenever the making of contributions under Section 4 is suspended for a Participating Employee for any period, the related Employing Company Contributions, if applicable, for such Participating Employee also shall be suspended for such period. If an event causing suspension occurs during a period when a suspension is already in effect, the second period of suspension shall run concurrently with the first, except that a period of suspension pursuant to Section 9.2 shall not run concurrently with, but shall be added to, any other period of suspension under this Plan, whether or not such other period of suspension also was under Section 9.2. When all suspensions are ended, unless the participation of the Participating Employee has been terminated, contributions may be resumed with the first Enrollment Date after all suspensions have ended, and Employing Company Contributions shall also be resumed. There shall be no makeup of contributions with respect to a period of suspension.

SECTION 16. CHANGE TO NON-MANAGEMENT EMPLOYEE; TRANSFER TO ANOTHER EMPLOYING COMPANY; TRANSFER TO AN AFFILIATE OR SUBSIDIARY NOT AN EMPLOYING COMPANY; OTHER INTERCHANGE EMPLOYEES.

     1. CHANGE TO NON-MANAGEMENT EMPLOYEE. If a Participating Employee ceases to be an Eligible Employee as a result of a change in status from Management Employee to Non-Management Employee for a period of more than thirty days, contributions by or on behalf of such Participating Employee under Section 4 shall be suspended during such period. If such Participating Employee remains a Non-Management Employee, he may elect within the six-calendar month period beginning with the end of the month in which he became a Non-Management Employee and in accordance with Committee rules, a Trust-To-Trust Transfer from this Plan to the BellSouth Savings and Security Plan except for his ESOP Account. If such Participating Employee remains a Non-Management Employee, he may elect, within the six-calendar month period beginning with the end of the month in which he because a Non-Management Employee and in accordance with Committee rules, a Trust-To-Trust Transfer (other than amounts in his ESOP Account) from this Plan to the BellSouth Savings and Security Plan. If no such election is made within such six-month period, the Committee shall automatically transfer the value of his Account in this Plan (other than amounts in his ESOP Account) to such plan as soon as practicable after the end of such six-month period in accordance with the terms of such plan.

     2. TRANSFER TO ANOTHER EMPLOYING COMPANY. The effect under this Plan of a transfer of a Participating Employee from one Employing Company to another Employing Company shall be determined under Committee rules and Interchange Agreements, if any, which address such transfers.

     3. TRANSFER TO AN AFFILIATE OR SUBSIDIARY NOT AN EMPLOYING COMPANY. A Participating Employee who terminates employment with an Employing Company and who within a period of 30 days from the date of such termination commences employment with an Affiliate or a Subsidiary which is not an Employing Company shall be deemed to have transferred to such Affiliate or Subsidiary in accordance with this Section 16 and may elect (1) that the Participating Employee's Account remain in this Plan until his employment with such Affiliate or Subsidiary terminates, (2) that a Trust-To-Trust Transfer be made (except for his ESOP Account) from this Plan to a Qualified Savings Plan maintained by such Affiliate or Subsidiary, or (3) that his Account in this Plan be immediately distributed without forfeiture, provided such distribution is permissible under Code section 401(k) and the rules respecting the ESOP. Such elections shall be made in accordance with Committee rules and the provisions of any applicable Interchange Agreement.

     4. OTHER INTERCHANGE EMPLOYEES. Unless Section 16.2 or Section 16.3 applies, a Participating Employee covered by an Interchange Agreement who terminates employment with an Employing Company and within a period of 30 days from the date of such termination commences employment with an Interchange Company shall be deemed under this Section 16 to have transferred to the Interchange Company and such Participating Employee's Account shall remain in this Plan during the three-month period beginning with the effective date of such transfer to the Interchange Company, and at the end of such three-month period, the distribution of the Participating Employee's Account shall be made as soon as practicable after such distribution is permissible under Code section 401(k) and the rules respecting the ESOP. Notwithstanding the preceding sentence, the Participating Employee may within such three-month period elect a Trust-To-Trust Transfer (except for his ESOP Account) from this Plan to a Qualified Savings Plan maintained by the Interchange Company. Such transfer shall be made in accordance with Committee rules and only if such a transfer is specifically provided for by the applicable Interchange Agreement.

     5. VALUE TRANSFERRED. If a Participating Employee elects a Trust-To-Trust Transfer from this Plan to a Qualified Savings Plan in accordance with the provisions of this Section 16, the Trustee shall transfer assets or cash equal to the value of his Account to the trustee of such plan as soon as practicable after such value has been determined. Such determination shall be made in accordance with the rules for determining distributions. The value credited to the Participating Employee's account in the Qualified Savings Plan shall be the same as the value credited to the Participating Employee's Account in this Plan immediately prior to the transfer; provided, however, that notwithstanding anything to the contrary, the Participating Employee's account in such Qualified Savings Plan shall thereafter be governed entirely by the terms and conditions of such Qualified Savings Plan.

SECTION 17. DESIGNATION OF BENEFICIARIES; SPOUSAL CONSENT; DEFINITION OF SPOUSE; DISTRIBUTIONS UPON DEATH.

     1.   DESIGNATION OF BENEFICIARIES.

          a. Except as provided in Section 17.1(b) and Section 17.2, a Participating Employee may designate a beneficiary or beneficiaries to receive all or part of the Participating Employee's Account in case of his death, and may change or revoke such designation at any time in accordance with Committee rules.

          b. If the Participating Employee's beneficiary designation includes a trust or other person (other than an individual) as either the primary or a contingent beneficiary, the Committee shall have the right at its discretion to disregard such designation for purposes of this Plan.

          c. A beneficiary designation in effect under the comparable provisions of a Predecessor Plan shall be accepted by the Committee if no designation has been made under this Plan and if such designation satisfies the requirements of applicable law.

     2. SPOUSAL CONSENT. Notwithstanding Section 17.1, if a Participating Employee has a surviving "Spouse" (as defined in Section 17.3) at his death, his surviving Spouse shall be deemed to be his designated beneficiary for the entire nonforfeitable amount in this Account, unless:

          (1) such Spouse has consented (or consents) in writing as to the designation of a specific person or persons (including a trust) as beneficiary of all or part of the Participating Employee's Account, and such consent is witnessed by a notary public and acknowledges the effect of such designation; or

          (2) the Participating Employee before his death has established to the satisfaction of the Committee that such consent may not be obtained because there is no Spouse, the Spouse cannot be located or because of any other circumstances as may be described in regulations under Code section 417 under which spousal consent is not required.

     3. DEFINITION OF SPOUSE. For purposes of this Section 17, the term "Spouse" shall mean the individual who the Committee determines, in accordance with the laws of the state of which the Participating Employee was a resident on the date of his death, is the Participating Employee's lawful husband or wife on the date of the Participating Employee's death, which determination shall be final and binding on all parties.

     4. DISTRIBUTION UPON DEATH. In case of the death of a Participating Employee, the amount in the Participating Employee's Account with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Plan to the designated beneficiary or beneficiaries. If no beneficiary is so designated or no such designated beneficiary survives the Participating Employee, the amount in the Participating Employee's Account distributable upon his death shall be distributed to the Participating Employee's surviving Spouse, if any, or, if there is no surviving Spouse, to the Participating Employee's estate. If the Committee determines that there is any bona fide question as to the legal right of any beneficiary to receive a distribution under this Plan, the amount in question may be paid to the surviving Spouse, if any, or, if there is no surviving Spouse, to the estate of the Participating Employee, or in either case to a court of competent jurisdiction, in which event the Trustee, BellSouth and the Employing Company shall have no further liability to anyone with respect to such amount.

     5.   FORFEITURE OF BENEFITS BY KILLERS.

     Notwithstanding anything to the contrary in the Plan, no distribution of benefits shall be made under any provision of the Plan to any individual who kills the Participating Employee in the Plan with respect to whom such distribution would otherwise be payable. An individual shall be deemed to have killed a Participating Employee for purposes of this Section 17.5 if, by virtue of such individual's involvement in the death of the Participating Employee, such individual's entitlement to an interest in assets of the deceased could be denied (whether or not there is in fact any such entitlement) under any applicable law, state or federal, including without limitation laws governing intestate succession, wills, jointly-owned property, bonds, and life insurance. For purposes of the Plan, any such killer shall be deemed to have predeceased the Participating Employee. The Committee may withhold distribution of benefits otherwise payable under the Plan for such period of time as is necessary or appropriate under the circumstances to make a determination with regard to the application of this Section 17.5.

SECTION 18.    BENEFITS NOT ASSIGNABLE; QUALIFIED DOMESTIC RELATIONS ORDERS.

     1.   BENEFITS NOT ASSIGNABLE.  Except as otherwise provided by law and
Section 18.2, no benefit, payment or distribution under this Plan shall be subject either to the claim of any creditor of a Participating Employee or beneficiary or to attachment, garnishment, levy, execution or other legal or equitable process by any creditor of such person, and no such person shall have any right to alienate, commute, anticipate or assign (either at law or equity) all or any portion of any benefit, payment or distribution under this Plan.

     2.   QUALIFIED DOMESTIC RELATIONS ORDERS.

          a. Notwithstanding Section 18.1, this Plan shall provide for payment of benefits in accordance with the applicable requirements of a "qualified domestic relations order" as that term is defined in Code section 414(p). The Committee, in accordance with uniform and nondiscriminatory procedures established by the Committee, shall determine the qualified status of such order and administer any distributions under this Plan pursuant to such order in accordance with the rules set forth in Code section 414(p), and any such determination or payment shall be final and binding on all parties.

          b. If any payments were being made under a Predecessor Plan on January 1, 1985 pursuant to a domestic relations order, such order shall be treated for all purposes under this plan as a qualified domestic relations order within the meaning of Code section 414 (p) with respect to that portion of an Account subject to such order.

          c. Any interest in a Participating Employee's Account which is payable to an alternate payee (as described in Code section 414(p)) under a qualified domestic relations order before the date such interest is payable under Section 9.4 to such Participating Employee nevertheless shall be payable under this Section 18.2 to such alternate payee in accordance with the terms of such order without regard to the distribution events described in Section 9.4.

SECTION 19.    EXPENSES.

     Expenses of administering the Plan shall be payable as specified in the Trust Agreement. Brokerage fees, transfer taxes and other expenses incident to the purchase or sale of securities by the Trustee shall be deemed to be part of the cost of such securities or deducted in computing the proceeds therefrom, as the case may be. Transfer taxes in connection with distribution of BellSouth Shares to Participating Employees or their beneficiaries shall be borne by the Employing Company which last employed the Participating Employee on whose behalf the distribution was made. Taxes, if any, or income received on any assets held by the Trustee shall be charged appropriately against the Accounts of a Participating Employee as the Committee shall determine.

SECTION 20.    MODIFICATION OR MERGER OF PLAN.

     1. MODIFICATION. BellSouth by action of its Board of Directors or its delegate may modify this Plan, provided that no part of the corpus or income attributable to any funds received by the Trustee for the purposes of this Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participating Employees or their beneficiaries, and no modification shall eliminate an optional form of benefit or deprive a Participating Employee of the nonforfeitable percentage of his Account balance accrued to the date of such modification except to the extent permissible under Code section 411(d)(6). BellSouth by action of its Board of Directors may delegate authority to the Committee with respect to the modification of this Plan. Any modification shall be effective at such date as BellSouth or the Committee, whichever is applicable, may determine, except that no such modification may apply to any period prior to the adoption of the modification by BellSouth or the Committee, whichever is applicable, unless, in the opinion of BellSouth or Committee, whichever is applicable, such modification is necessary or advisable in order to comply with the provisions of the Code (including any rulings thereunder) relating to the qualification of this Plan or relating to the income tax exemption of the Trust Fund and would not adversely affect the rights of Participating Employees in respect of this Plan. Notice of any modification of this Plan shall be given to the Trustee and to all Employing Companies and, except for changes which the Committee determines to be of a minor nature and, in the Committee's judgment, which do not adversely affect their interests and which are not required to be disclosed under the Code or ERISA, shall also be given to all Participating Employees. A modification may affect current Participating Employees as well as future Participating Employees.

     2. MERGER OR CONSOLIDATION. There shall be no merger or consolidation of this Plan with, or transfer of assets or liabilities of this Plan to, any other plan unless such Participating Employee would (if such other plan then terminated) receive a benefit immediately after such merger, consolidation or transfer which is equal to or greater than the benefit the Participating Employee would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

SECTION 21.    TERMINATION OF CONTRIBUTIONS UNDER PLAN; LIQUIDATION OF THE PLAN.

     BellSouth, by action of its Board of Directors, may at any time terminate contributions under Section 4 for all Participating Employees and all contributions under Section 5 by all Employing Companies. BellSouth may terminate an Employing Company's participation in this Plan. Furthermore, if an Employing Company ceases to be a Subsidiary or an Affiliate (other than through a merger or consolidation into another Employing Company), such Employing Company's participation in this Plan shall terminate. Any such termination of an Employing Company's participation in this Plan shall not be deemed to be a termination or partial termination of this Plan except to the extent required under the Code. No termination shall have the effect of diverting the amounts held by the Trustee to purposes other than as provided in this Plan.

     Upon a termination of all contributions by an Employing Company, this Plan shall nevertheless remain in effect as to such Employing Company in other respects, except that (1) no Participating Employee under this Plan as adopted by such Employing Company shall thereafter forfeit any amounts in his Account and (2) instead of the withdrawal and distribution rights specified in Section 9, each such Participating Employee shall, by giving written notice on a form to be provided for this purpose and delivered to the Committee or its designated representative prior to a termination of his Employing Company's participation in this Plan, elect either (a) to leave all Units credited to the Participating Employee's Account in the Trust Fund held by the Trustee and distributed in a single distribution upon the Participating Employee's separation from service, death, disability, attainment of age 59-1/2, or other permissible distribution events under Code section 401(k), whichever occurs first, or (b) to have all Units credited to the Participating Employee's Account, excluding the Participating Employee's Before-Tax Accounts, distributed in a single distribution as soon as practicable after the last date for making such an election and to have all Units credited to a Participating Employee's Before-Tax Accounts distributed in a single sum distribution upon the Participating Employee's separation from service, death, disability, attainment of age 59-1/2 or other permissible distribution events under Code section 401(k), whichever occurs first.

     Notwithstanding the foregoing, following such a termination of all contributions by an Employing Company, such Employing Company may, at any time after such termination, determine that this Plan and the Trust Fund shall be liquidated as to such Employing Company, in which event distribution shall be made as soon as permissible under Code section 401(k) and Code section 411(a)(11) to each of its Participating Employees (or any other person or persons entitled to such distribution under this Plan) of all Units in each such Participating Employee's Account.

     BellSouth shall have the right to completely terminate this Plan, and, as soon as practicable after the complete termination of this Plan, all Participating Employees who are then Employees shall be fully vested and all Participating Employees shall receive a distribution in the form of a single lump-sum payment of all the vested Units in their Accounts as soon as

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

permissible under Code section 401(k) and Code section 411(a)(11). BellSouth also shall have the right to make the ESOP part of this Plan a separate and distinct plan for Participating Employees and, if BellSouth exercise that right, this Plan shall continue without interruption and the ESOP shall continue without interruption as separate and distinct plans within this documents or, at BellSouth's option, in separate documents.

     Effective January 1, 1992, contributions under Section 4 by Participating Employees and contributions under Section 5 by the Employing Companies (other than contributions made with respect to the Plan Year ending December 31, 1991) shall cease with respect to the following Employing Companies:

                    BellSouth Enterprises, Inc.
                    BellSouth Information Systems, Inc.
                    BellSouth International, Inc.
                    BellSouth Resources, Inc.
                    Sunlink Corporation
                    BellSouth Advertising & Publishing Corporation BellSouth Mobility Inc.

(such Employing Companies being sometimes referred to as the "BSE Employing Companies").

     No employee of the BSE Employing Companies shall become a Participating Employee in this Plan after December 31, 1991. Thereafter, contributions shall be made in accordance with and participation shall be governed by the terms of the plans of the BSE Employing Companies into which this Plan shall have been amended and restated. The Before-Tax Basic Account, Before-Tax Supplemental Account, After-Tax Basic Account, After-Tax Supplemental Account, Employing Company Account and Rollover Account of each Employee of the BSE Employing Companies shall be transferred, as soon as administratively practicable after the adoption of this amendment, to the plan of each such BSE Employing Company into which this Plan shall have been amended and restated. The ESOP Account of each such Employee shall be retained and continue to be administered in accordance with the terms of this Plan.

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

SECTION 22.    NOTICES TO PARTICIPATING EMPLOYEES; ADMINISTRATIVE NOTICES.

     1. NOTICES TO PARTICIPATING EMPLOYEES. Notices, reports and statements to be given, made or delivered to Participating Employees shall be deemed duly given, made or delivered when addressed to them and delivered by ordinary mail, or by company mail, to their last known business or home address.

     2. ADMINISTRATIVE NOTICES. Authorizations, designations, directions, elections or other administrative notices required by this Plan shall be made to the Savings Plan Administrators (as described in Section 24.3 of this Plan) or their designated representative or to the Committee or its designated representative in accordance with Savings Plan Administrator rules or Committee rules, whichever are applicable under the circumstances.

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

SECTION 23.    ADOPTION OF THE PLAN BY AN EMPLOYING COMPANY.

     1. Any Affiliate or Subsidiary may, by action of its Board of Directors or equivalent governing body and with the consent of BellSouth, adopt this Plan and the Trust Agreement by delivering notice of such adoption to the Committee, BellSouth and the Trustee.

     2. Each Employing Company which is not an Affiliate shall maintain this Plan as a separate and distinct plan for the exclusive benefit of its Employees. The contributions made by such Employing Company and any forfeiture attributable to such contributions shall not be used for the benefit of Employees of any other Employing Company. The disqualification of any such separate plan shall not affect the qualified status of any other separate plan adopted hereunder or the tax-exempt status of the trust created by the Trust Agreement.

     3. Any modification to this Plan by BellSouth or its delegate automatically shall be effective as to each Employing Company without any further action by any Employing Company.

     4. All actions and decisions by the Committee automatically shall be binding upon any Employing Company.

     5. Any Employing Company shall be allowed to discontinue participation in this Plan upon sixty (60) days written notice to BellSouth, the Committee and the Trustee.

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

SECTION 24.    ADMINISTRATION AND INTERPRETATION OF PLAN.

     1. PLAN ADMINISTRATOR AND PLAN SPONSOR. BellSouth shall be the plan administrator as that term is defined in ERISA and, exclusively for reporting and disclosure purposes, shall be the sponsor of this Plan.

     2. SAVINGS PLAN COMMITTEE. BellSouth shall appoint a Savings Plan Committee which shall have such powers as may be necessary to enable it to administer all claims for Plan benefits for all Employing Companies, except for powers expressly vested in BellSouth, the Trustee or any investment managers appointed under the terms of the Trust Agreement. BellSouth shall adopt rules for operation of the Committee. BellSouth and the Committee may each employ persons to render advice or to perform administrative or recordkeeping services with regard to any of its responsibilities under this Plan. The Committee shall have the exclusive right and authority to determine benefits under the Plan and to interpret the provisions of the Plan, and its determinations and interpretations shall be final and conclusive.

     3. SAVINGS PLAN ADMINISTRATORS. BellSouth and the Committee may delegate authority with respect to certain matters to officers or employees of BellSouth and the other Employing Companies. The Committee shall provide for the appointment of one or more persons to be known as the "Savings Plan Administrators", each of whom shall have such authority to grant or deny claims for benefits under this Plan as delegated to him by the Committee.

     4. COMMITTEE RULES. The Committee shall establish such reasonable nondiscriminatory rules and procedures as it deems appropriate under the circumstances for the proper administration of this Plan and such rules and procedures shall be communicated to all affected Participating Employees and beneficiaries.

     5. CLAIMS AND CLAIM PROCESSING. Claims will be processed in accordance with ERISA and regulations thereunder and the claims processing procedures (as set forth in the summary plan description for this Plan) shall include, but not be limited to, the following:

          (1) Claims shall be presented to the Savings Plan Administrator who shall either arrange for payment of the claim or deny the claim. Adequate and timely notice shall be provided in writing to any person whose claim has been denied by the Savings Plan Administrator, setting forth the specific reasons for such denial.

          (2) Any person whose claim for benefits has been denied may, within 60 days after receipt of notice of denial, submit a written request for review of the decision denying the claim to the Committee. In such case, the Committee shall make a full and fair review of such decision within 60 days (or such longer period of time as is allowed by applicable regulations) after receipt of a request for review and notify the claimant in writing of the review decision, specifying the reasons for such decision.

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

     6. NAMED FIDUCIARIES. BellSouth and the Committee are each a named fiduciary, as that term is used in ERISA, with respect to their particular duties and responsibilities set forth in this Plan. Any person, any group of persons or any entity may serve in more than one fiduciary capacity with respect to this Plan (including service both as a trustee and as an administrator). BellSouth and the Committee may allocate any of their respective responsibilities for the operation and administration of this Plan consistent with this Plan's terms, including allocation of responsibilities to an Employing Company and the Employing Company's Savings Plan Administrator. Named fiduciaries may delegate any of their responsibilities under this Plan by designating in writing other persons to carry out any such responsibilities (other than trustee responsibilities, the delegation of which may be limited by law) under this Plan, and may employ persons to advise them with regard to any such responsibilities.

     7. COMMUNICATIONS TO THE COMMITTEE; SERVICE OF PROCESS. Communications to the Committee should be addressed to BellSouth Corporation, Secretary, Savings Plan Committee, at BellSouth Corporation's primary business address, or to such other person or address as set forth in the summary plan description for this Plan. The Secretary of the Committee is hereby designated as agent for service of legal process with respect to any claims arising under this Plan.

     8. APPLICABLE LAW. This Plan shall be governed by the applicable laws of the state of Georgia to the extent not preempted by applicable Federal law.

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

SECTION 25.  TOP-HEAVY PROVISIONS.

     In the event that the Plan is a "Top-Heavy Plan" as defined in this Section 25 with respect to any Plan Year, the following provisions shall apply with respect to such Plan Year, notwithstanding any other plan provisions to the contrary:

     1. MINIMUM BENEFITS. Employing Company Contributions under Section 5 allocated to the Account of each "Non-Key Employee" for each Plan Year in which the Plan is "Top-Heavy" shall equal the lesser of (1) 3% of the "Non-Key Employee's" compensation (within the meaning of Code section 415) for such Plan Year or (2) the largest percentage of compensation (within the meaning of Code section 415) provided through Before-Tax Contributions under Section 4 and Employing Company Contributions under Section 5 on behalf of any "Key Employee" for such Plan Year. For this purpose, a "Non-Key Employee" shall mean any Employee of an Employing Company who is not a "Key Employee" (as defined in Code section 416(i)), and who is an Eligible Employee on the last day of such Plan Year.

     The preceding paragraph shall not apply to any "Non-Key Employee" who is also covered by any other defined contribution plan or a defined benefit plan sponsored by an Employing Company during a Plan Year in which this Plan is "Top-Heavy" if such Employee is entitled for such Plan Year to a minimum contribution or minimum benefit accrual under such other defined contribution plan or defined benefit plan in accordance with Code section 416(c)(1).

     If a Non-Key Employee participates in both a defined benefit plan or plans and a defined contribution plan or plans maintained by BellSouth or any of its Affiliates, the minimum contribution or minimum benefit required under Code section 416 (c)(1) shall be provided in the first of the following plans in which the Non-Key Employee participates:

          (1)  BellSouth Personal Retirement Account Pension Plan;

          (2)  BellSouth Pension Plan;

          (3)  any other defined benefit plan maintained by an Affiliate;

          (4)  BellSouth Management Savings and Employee Stock Ownership Plan;

          (5)  BellSouth Savings and Security Plan;

          (6)  BellSouth Employee Stock Ownership Plan;

          (7)  any other defined contribution plan maintained by an Affiliate.

     2. SECTION 415 LIMITS. If the Plan does not satisfy the provisions of Code section 416(h)(2), the defined benefit plan fraction and the defined contribution plan fraction for

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

purposes of Code section 415(e) shall be calculated using a factor of 1.0 rather than 1.25.

     3. TOP-HEAVY DETERMINATION. This Plan shall be deemed a "Top-Heavy Plan" only with respect to any Plan Year in which, as of the "Determination Date", the aggregate of the Accounts of "Key Employees" under the Plan exceeds 60% of the aggregate of the Accounts of all Participating Employees under the Plan.

     For purposes of this Section 25, the term "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year. In determining whether or not this Plan is a "Top-Heavy Plan" with respect to any Plan Year, the term "Key Employee" shall have the meaning assigned to such term under Code section 416(i). For purposes of determining the amount of the Account of any Participating Employee, such amount shall be increased by the aggregate distributions (if any) made with respect to such Participating Employee under this Plan during the five-year period ending on the "Determination Date."

     4. AGGREGATION. Each plan of an Employing Company required to be included in an "Aggregation Group" shall be treated as a "Top-Heavy Plan" if such group is a "Top-Heavy Group."

     For purposes of this Section 25.4, "Aggregation Group" shall mean: (1) each plan of an Employing Company in which a "Key Employee" is a participant and
(2) each other plan of an Employing Company which enables the plan or plans described in clause (1) to meet the requirements of Code sections 401(a)(4) or
410. Any plan of an Employing Company that is not required to be included in an "Aggregation Group" may be treated as part of such group if such group would continue to meet the requirements of Code sections 401(a)(4) or 410.

     For purposes of this Section 25.4, "Top-Heavy Group" means any "Aggregation Group" if the sum (as of the "Determination Date") of the present value of the cumulative accrued benefits (as determined under Code section 414 (g)) for "Key Employees" under all defined benefit plans included in such group and the aggregate of the accounts of "Key Employees" under all defined contribution plans included in such group exceeds 60% of a similar sum determined for all Employees.

     5. TRANSFERS. If a distribution made from this Plan is deemed an "Unrelated Transfer", such distribution shall be recognized pursuant to the final sentence of Section 25.4. If a distribution made from this Plan is deemed a "Related Transfer", such distribution shall not be recognized pursuant to the final sentence of Section 25.5 of this Section 25. For purposes of this Section 25, an "Unrelated Transfer" shall mean a plan-to-plan transfer that is both (1) initiated by the Employee and (2) made from a plan maintained by one employer to a plan maintained by another employer. A "Related Transfer" shall mean a plan-to-plan transfer that is either (a) not initiated by the Employee or (b) is made to a plan maintained by the same employer. For purposes of determining whether the employer is the same employer, all employers aggregated under Code section 414(b), (c) and/or (m) shall be treated as the same employer.

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

SECTION 26.  SPECIAL RULES APPLICABLE IN EVENT OF CERTAIN NATURAL DISASTERS.

     1.   IN GENERAL.

          a. In the event that the President of the United States declares that an area in which Participating Employees reside warrants assistance by the Federal Government under the Disaster Relief Act of 1974, Pub. L. No. 93-288, as amended, the Committee shall have the authority to declare this Section 26 effective. Upon such declaration by the Committee, the special rules and procedures hereinafter described in this Section 26 shall apply with respect to each Participating Employee whose principal residence is located within an area covered by the President's declaration (hereinafter referred to as "Designated Participating Employees").

          b. A Designated Participating Employee may request a withdrawal, a hardship withdrawal, and/or a loan, as the case may be, in the manner established for this purpose from time to time and communicated to Designated Participating Employees. In order to facilitate payments to Designated Participating Employees, any such withdrawal or loan shall be made based on the most recent Valuation Date for which processing has been completed on the date payment is to be made. Actual payment of amounts distributable to a Designated Participating Employee shall be made as soon as practicable.

          c. The special rules and procedures of this Section 26 shall remain in effect for such period of time as is specified by the Committee, which may be for any period the Committee deems appropriate not to exceed one hundred eighty
(180) days. If the Committee, having declared this Section 26 effective, fails to specify the period of time for which it shall remain in effect, these special rules shall remain in effect for one hundred eighty (180) days from the date of such declaration.

     2.   WITHDRAWALS WITHOUT HARDSHIP.  Notwithstanding the limitations of
Section 9.2, a Designated Participating Employee may make one (1) withdrawal in an amount equal to all or any portion of the Units (except to the extent such Units represent nonvested amounts for a former Participating Employee whose employment terminated before July 1, 1989) credited to such person's Account (excluding for this purpose a Designated Participating Employee's ESOP Account); provided, that in the case of a Designated Participating Employee who has not attained age 59-1/2 and who is not disabled as of the date of such withdrawal, no withdrawal may be made with respect to Units in his Before-Tax Basic Account and Before-Tax Supplemental Account, except as otherwise provided in Section 9.3 and 26.3. A withdrawal hereunder shall not be taken into account for purposes of applying the limitations of Section 9.2.

     3. HARDSHIP WITHDRAWALS OF BEFORE-TAX CONTRIBUTIONS. In the case of a Designated Participating Employee, the definition of "immediate and heavy financial" need shall include, in addition to the items specified in Section 9.3., damages to the Designated Participating Employee's principal residence (and the contents thereof) attributable to the disaster referred to in Section 26.1(a).

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

     4. LOANS. In the case of a Designated Participating Employee who is a party in interest (as defined in Section 3 (14) of ERISA) with respect to the Plan and who suffers damage to his principal residence (and the contents thereof) attributable to the disaster referred to in Section 26.1(a), the rules contained in Section 10 relating to Plan loans shall be modified as follows:

          (a) Section 10(1)(b) shall be modified to read: "the lesser of (i) 50% of the Designated Participating Employee's nonforfeitable interest in the Plan (where, for purposes of this Section 10(1), this Plan and all other plans described in Code section 401 which are maintained by an Affiliate or a Subsidiary shall be treated as one plan), or (ii) the sum of the Designated Participating Employee's Before-Tax Basic Account and Before-Tax Supplemental Account at the time the loan is made in his Account"; and

          (b) loans shall be available to Designated Participating Employees hereunder notwithstanding the limitation of Section 10(9).


                                       60